                                                                     Form 497(c)
                                                                 File No:  33-12



                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.

         Principal Preservation Portfolios, Inc. ("Principal Preservation") is a family of mutual funds contained within a single investment company organized in 1984 as a Maryland corporation. This Prospectus describes Class A shares for all six of the mutual funds (the "Portfolios") of Principal Preservation, listed below, and also describes Class B shares for the Equity-Oriented Portfolios. Class B shares presently are not available for the Income-Oriented Portfolios:

INCOME-ORIENTED PORTFOLIOS:        EQUITY-ORIENTED PORTFOLIOS:
TAX-EXEMPT PORTFOLIO               S&P 100 PLUS PORTFOLIO
GOVERNMENT PORTFOLIO               DIVIDEND ACHIEVERS PORTFOLIO
                                   SELECT VALUE PORTFOLIO
                                   PSE TECH 100 INDEX PORTFOLIO

         This Prospectus has information you should know before you decide to invest. Please read it carefully and keep it with your investment records. There is a Table of Contents on the next page which allows you to quickly find information about investment strategies, Portfolio managers, buying and selling shares and other information about the Portfolios.


         A supplement to this Prospectus, the Statement of Additional Information dated July 20, 1998, contains further information about the Portfolios' investment limitations and policies, as well as other information. The SAI has been filed with the Securities and Exchange Commission, and its contents are incorporated by reference into this Prospectus. The Table of Contents has a section describing many of the items that are contained in the SAI. A copy of the SAI can be obtained without charge upon telephone request to Principal Preservation's distributor, B.C. Ziegler and Company ("Ziegler") at 800-826-4600, or from Selected Dealers that have agreements with respect to the distribution of shares of the Portfolios.


         THE PORTFOLIOS' SHARES ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE COMPANY (FDIC) OR ANY
OTHER AGENCY OF THE U.S. GOVERNMENT.  AS WITH ANY INVESTMENT IN
SECURITIES, YOU ASSUME A CERTAIN AMOUNT OF RISK. YOU COULD LOSE MONEY INVESTING IN ANY OF THE PORTFOLIOS.

================================================================================
         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. IF ANYONE TELLS YOU OTHERWISE THEY ARE COMMITTING A CRIME.
================================================================================

THE DATE OF THIS PROSPECTUS IS JULY 20, 1998.

QUICK REFERENCE


THE INVESTMENT CONSIDERATIONS FOR THE PORTFOLIOS:

General investment benefits and risks associated
with the majority of the Portfolios' assets                            page
Specific investment objectives, program and
expense information for
         Tax-Exempt Portfolio                                          pages
         Government Portfolio                                          pages
         S&P 100 Plus Portfolio                                        pages
         Dividend Achievers Portfolio                                  pages
         Select Value Portfolio                                        pages
         PSE Tech Index 100 Portfolio                                  pages
Additional risks associated with securities of
the Portfolios                                                         pages

ACCOUNT INFORMATION, SHAREHOLDER SERVICES AND HOW TO BUY OR SELL
SHARES:

How to buy Portfolio shares (including sales
charges and combined purchase programs)       pages
How to redeem Portfolio shares                pages
How to exchange between Portfolios            pages
How to begin an automatic investment plan     pages
How to begin an automatic withdrawal plan     pages
IRA and other retirement plan programs        pages


PRINCIPAL PRESERVATION PORTFOLIOS' STRUCTURE AND DESCRIPTION OF ITS SERVICE
PROVIDERS:

Structure of Principal Preservation                                    page
Board of Directors                                                     page
Investment Advisor                                                     page
Distributor                                                            page
Service Agents                                                         page

THE FOLLOWING ITEMS ARE CONTAINED IN THE STATEMENT OF ADDITIONAL
INFORMATION.

Description of ratings of certain fixed-income securities.
Further detailed investment strategies and risks involved with securities used less frequently (usually less than 5% of net assets)
Detailed description of total return and yield calculations of each Portfolio

                                    OVERVIEW


BENEFITS FROM INVESTING IN MUTUAL FUNDS

         A Choice of Portfolios. Principal Preservation offers investors eight distinct mutual funds choices. This prospectus describes the six Portfolios described below. Two additional mutual funds of Principal Preservation, the Cash Reserve Portfolio and the Wisconsin Tax-Exempt Portfolio, are offered by separate prospectuses that can be obtained by calling Ziegler.



PORTFOLIO                          INVESTMENT OBJECTIVES(1)                 PRIMARY INVESTMENTS
Tax-Exempt Portfolio               Highest total return, consistent         High quality municipal bonds
                                   with preservation of principal           with remaining maturities of
                                                                            two to twenty years

Government Portfolio               Highest total return, consistent         Instruments and obligations
                                   with preservation of principal           issued by the U.S. Treasury, or
                                                                            which are backed by the unconditional
                                                                            full faith and credit of the United
                                                                            States Government, its agencies or
                                                                            instrumentalities

S&P 100 Plus Portfolio             Total return from dividends              A portfolio of common stocks
                                   and capital gains which,                 that approximately parallels the
                                   before operating expenses,               composition of the S&P 100
                                   exceeds the total return of the          Index
                                   S&P 100 Index

Dividend Achievers                 Capital growth and current               Common stocks of companies
Portfolio                          income                                   that have achieved a superior
                                                                            record of dividend growth

Select Value Portfolio             Long-term capital growth                 Common stocks of smaller to
                                                                            medium-sized companies that
                                                                            the Advisors consider to be
                                                                            undervalued relative to
                                                                            earnings, book value or
                                                                            potential earnings growth




PORTFOLIO                          INVESTMENT OBJECTIVES(1)                 PRIMARY INVESTMENTS
PSE Tech 100 Index                 Total return, before operating           The common stocks of all 100
Portfolio                          expenses, that replicates total          companies included in the PSE
                                   return of PSE Technology                 Technology Index in approximately the
                                   Index.                                   same proportions as those stocks
                                                                            are represented on the Index

-----------------------

(1) There can be no assurance that any of the Portfolios will achieve its objective.


         Liquidity. Shares of any Portfolio may be redeemed at any time at their current share price, called their net asset value. See "Redeeming Shares."


         Retirement Plans. The tax-deferred advantages of tax-qualified retirement plans are open to investors in Principal Preservation. You can invest, with a $500 minimum investment, through an IRA. Principal Preservation makes certain prototype plans available to investors. See "Shareholder Services
- Tax Sheltered Retirement Plans." Because most of the interest income from the Tax-Exempt Portfolio is exempt from federal income tax, shares of that Portfolio are not recommended for purchase by a tax-sheltered retirement plan.

GENERAL RISKS TO CONSIDER

         Certain securities in which the Portfolios invest and activities in which they engage involve special considerations and risks. The table below describes some of the general risks associated with fixed-income securities (such as bonds) and equity securities (such as common stocks) in which the Portfolios commonly invest.


FIXED INCOME SECURITIES                    EQUITY SECURITIES
Interest Rate Risk -                       Market Risk -
The value of bonds typically               Common stock prices overall will
moves in the opposite direction            rise and fall over short and even
of interest rates. Bonds of                extended periods. The equity markets
longer maturities are affected             tend to move in  cycles, and a
to a greater degree by changes             Portfolio's net asset value will
in interest rates than bonds of            fluctuate with these price changes
shorter maturities.                        and market fluctuations.



FIXED INCOME SECURITIES                                    EQUITY SECURITIES
Credit Risk - The creditworthiness of issuers              Objective Risk - Objective risk is the risk
of bonds could deteriorate with general                    that a Portfolio's equity investments may not
economic conditions, or as a result of                     fluctuate in the same manner as the stock
developments affecting the industry in                     markets generally.  This is because each of
which the borrower of the bond proceeds                    the equity-oriented Portfolios selects stocks
operates, or because of developments                       for investment in accordance with defined
affecting the issuer uniquely.  Such a                     objectives and policies.  The Portfolio's
deterioration signals a higher risk of default             resulting investment portfolio will focus on
on interest and principal payments, and                    stocks of specified sizes of companies,
likely would cause the bonds to decline in                 companies included on certain stock
value, resulting in a corresponding decline                indices, companies in certain industries or
in the Portfolio's net asset value.                        market sectors, or companies meeting other
                                                           specified criteria that will not be
                                                           representative of the market generally.

         Other risks specific to each Portfolio are discussed in the following summary information about the individual Portfolios. Risks associated with special investment strategies and techniques used by some of the Portfolios are discussed in the Section of this Prospectus called "Additional Investment Practices and Risks."

INVESTMENT ADVISORS


         Each Portfolio is managed by Ziegler Asset Management, Inc. ("Ziegler Asset Management" or the "Advisor"). Skyline Asset Management, L.P. ("Skyline"; together with the Advisor, the "Advisors") serves as sub-advisor to the Select Value Portfolio.


EXPENSES

         Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares.

         Shareholder transaction expenses are charges you pay when you buy, sell or exchange shares. In the case of purchases and exchanges, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the mutual fund. In the case of sales, shareholder transaction expenses reduce the amount of the sale proceeds returned to you.

         Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted from a mutual fund's assets, and therefore reduce its total return.

TWO CLASSES OF SHARES

         This prospectus describes two classes of shares, Class A shares for all six Portfolios and Class B shares for the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios. You pay a sales charge immediately when you purchase Class A shares (front-end sales charge). You pay a sales charge when you redeem Class B shares held for less than six years (contingent deferred sales charge). In addition, you pay higher "12b-1 fees" for Class B shares than Class A shares. See "Distribution Expenses."

         Whether you should purchase Class A or Class B shares depends on how long you intend to hold the shares and the size of your investment. If you intend to own shares for more than six years and have a smaller investment, you should consider Class B shares. If you plan to redeem shares in less than six years or have a larger investment, you should consider Class A shares. The following table shows some of the differences between Class A and Class B shares:

CLASS A SHARES                                             CLASS B SHARES

Maximum 5.25% front-end sales charge                       No front-end sales charge

No contingent deferred sales charge                        Maximum 5.0% contingent
                                                           deferred sales charge
                                                           (reducing each year
                                                           you own your shares,
                                                           and going to zero
                                                           after six years)

Lower annual expenses, including the                       Higher annual expenses, including the 12b-1 fee, than Class A shares
12b-1 fee, than Class B shares

No conversion to Class B shares                            Automatic conversion to Class A shares
                                                           eight years

         You should bear in mind that exchanges of shares among the various mutual funds included in the Principal Preservation family can be made only for shares of the same Class, except that Class A shares of any Principal Preservation mutual fund may be exchanged for Class X (Retail Class) shares of the Cash Reserve Portfolio, and vice versa. As a result, Class B shares can be exchanged only for shares of the other Portfolios that offer Class B shares.


PLEASE NOTE:  CLASS B SHARES WILL FIRST BE AVAILABLE COMMENCING JULY 27, 1998.

TAX-EXEMPT PORTFOLIO

INVESTMENT OBJECTIVE

         The Portfolio seeks to provide the highest total return, consistent with preserving principal, by investing in high quality municipal bonds with remaining maturities of two to twenty years.

INVESTMENT POLICIES AND PROGRAM

         Under normal market conditions, the Portfolio invests at least 90% of its total assets in tax-exempt municipal securities. This investment policy is fundamental, which means it cannot be changed unless a majority of the Portfolio's shareholders vote to do so. The Portfolio will invest primarily in municipal securities rated at the time of purchase in an "A" category or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. For a description of such ratings, see the Statement of Additional Information.

INVESTMENT RISKS

         In addition to interest rate risk and credit risk, this Portfolio is subject to the risk of changes in tax rates. Changes in federal income tax rates may affect both the net asset value and the Portfolio's taxable equivalent interest.

ANNUAL ADVISORY FEE

         0.60 of 1% on the first $50 million;
         0.50 of 1% on the next $200 million in net assets;
         0.40 of 1% on average daily net assets in excess of $250 million

PORTFOLIO MANAGER

         Mr. Thomas P. Sancomb has served as portfolio manager for the Tax-Exempt Portfolio since April, 1996. Mr. Sancomb has served with Ziegler and Ziegler Asset Management in various capacities since March 1975. He has served on Ziegler's Investment Committee since July, 1984. He is a Vice President of both Ziegler and Ziegler Asset Management.

SHAREHOLDER TRANSACTION EXPENSES


                                                                           Class A
                                                                           Shares
                                                                           -------
Maximum Front-End Sales Charge (as a percentage of offering                  3.5%
price) (1)
Maximum Sales Charge Imposed on Reinvested Dividends                         None
Contingent Deferred Sales Charge                                             None
Redemption Fees (Ziegler charges $12.00 for each wire                        None
redemption)
Exchange Fee                                                                $5.00






ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)(2)


                                                                     Class A
                                                                     Shares
                                                                     -------
Management Fees                                                       0.58%
12b-1 Fees                                                            0.25%
Other Expenses:
         Custodian Fees                                               0.02%
         Transfer Agent Fees                                          0.09%
         Other Fees                                                   0.16%
                                                                      -----
Total Other Expenses                                                  0.27%
Total Fund Operating Expenses                                         1.10%
---------------------


(1) To determine if you qualify for a lower sales charge, see "Purchasing Shares" and "Shareholder Services."



(2) The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1997. Fees paid by the Portfolio for custodian and transfer agent services are determined on a basis other than a straight percentage of average net assets. For a discussion of fees associated with these services, see "Management -The Advisors."

EXPENSE EXAMPLE

         The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment in the Tax-Exempt Portfolio over various periods:

           1 YEAR                        3 YEARS                       5 YEARS                      10 YEARS
           ------                        -------                       -------                      --------
             $46                           $69                           $93                          $164


THIS EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE. FOR MORE COMPLETE DESCRIPTIONS OF VARIOUS COSTS AND EXPENSES, SEE "MANAGEMENT," "PURCHASING SHARES," "REDEEMING SHARES," "EXCHANGING SHARES" AND "SHAREHOLDER SERVICES."


FINANCIAL HIGHLIGHTS

         The following table covers the Tax-Exempt Portfolio for the periods presented and is based on a share of capital stock outstanding throughout the applicable period. This information has been audited by Arthur Andersen LLP, independent accountants. You should read the table in conjunction with the financial statements and related notes, which are contained in Principal Preservation's 1997 Annual Report to Shareholders. Copies of the 1997 Annual Report are available from Ziegler without charge.


                                                     FOR THE YEARS ENDED DECEMBER 31,
                         --------------------------------------------------------------------------
                               1997       1996        1995       1994       1993        1992
                               ----       ----        ----       ----       ----        ----
PER SHARE DATA;
NET ASSET VALUE,                $9.30      $9.39      $ 8.36     $ 9.41     $ 8.67      $ 8.46
BEGINNING OF
PERIOD
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment income             .41        .43         .45        .45        .48         .50

Net realized and                  .44       (.09)       1.03      (1.05)       .74         .21
unrealized gains (losses)      ------    -------     -------    -------    -------     -------
on investments
TOTAL FROM INVESTMENT             .85        .34        1.48       (.60)      1.22         .71
OPERATIONS                     ------    -------     -------    -------    -------     -------

LESS DISTRIBUTIONS:

Dividends from net               (.41)      (.43)       (.45)      (.45)      (.48)       (.50)
investment income

Distributions from net           (.22)        --          --         --         --          --
realized gains on              ------    -------     -------    -------    -------     -------
investments

TOTAL DISTRIBUTIONS              (.63)      (.43)       (.45)      (.45)      (.48)       (.50)
                               ------    -------     -------    -------    -------     -------

NET ASSET VALUE,  END           $9.52      $9.30       $9.39      $8.36      $9.41       $8.67
OF PERIOD                      ======    =======     =======    =======    =======     =======

TOTAL RETURN*                     9.4%       3.8%       18.1%      (6.4)%     14.3%        8.6%

RATIOS/
SUPPLEMENTAL DATA:

Net assets, end of period     $60,252    $66,310     $56,443    $55,492    $68,102     $60,171
(to nearest thousand)

Ratio of net expenses to          1.1%       1.1%+       1.0%+      1.0%       0.9%        0.9%
average net assets

Ratio of net investment           4.4%       4.7%+       4.9%+      5.2%       5.2%        5.9%
income to average net
assets

Portfolio turnover rate         209.2%     163.1%      105.9%      36.1%      56.3%       48.5%


                                FOR THE YEARS ENDED DECEMBER 31,
                         --------------------------------------------
                             1991       1990        1989       1988
                             ----       ----        ----       ----
PER SHARE DATA;

NET ASSET VALUE,             $ 8.19     $ 8.23      $ 8.06     $ 8.14
BEGINNING OF
PERIOD

INCOME FROM
INVESTMENT
OPERATIONS:

Net investment income           .53        .53         .55        .55

Net realized and                .27       (.04)        .17       (.08)
unrealized gains (losses)   -------    -------     -------    -------
on investments

TOTAL FROM INVESTMENT           .80        .49         .72        .47
OPERATIONS                  -------    -------     -------    -------

LESS DISTRIBUTIONS:

Dividends from net             (.53)      (.53)       (.55)      (.55)
investment income

Distributions from net           --         --          --         --
realized gains on           -------    -------     -------    -------
investments

TOTAL DISTRIBUTIONS            (.53)      (.53)       (.55)      (.55)
                            -------    -------     -------    -------
NET ASSET VALUE,  END         $8.46      $8.19       $8.23      $8.06
OF PERIOD                   =======    =======     =======    =======

TOTAL RETURN*                  10.0%       6.2%        9.2%       6.0%
RATIOS/
SUPPLEMENTAL DATA:

Net assets, end of period   $63,932    $65,265     $73,333    $85,469
(to nearest thousand)

Ratio of net expenses to        0.9%       0.9%        1.0%       1.2%
average net assets

Ratio of net investment         6.3%       6.6%        6.7%       6.9%
income to average net
assets

Portfolio turnover rate        38.3%      40.3%       21.5%      38.8%

--------------------

* The front-end sales charge for Class A shares is not reflected in total return as set forth in the table.

+ Reflects a voluntary reimbursement of expenses of 0.1% in 1996 and 0.01% in 1995.

GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE

          The Government Portfolio seeks to obtain the highest total return, consistent with preserving principal, by investing in a portfolio of instruments and obligations issued by the U.S. Treasury or which are backed by the unconditional full faith and credit of the United States government, its agencies or instrumentalities ("U.S. Government Securities").

INVESTMENT POLICIES AND PROGRAM

         Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in U.S. Government Securities. These securities are issued with original maturities of from a few days to 30 years or more, and have varying coupon rates. Although the Portfolio is not limited as to the average maturity of its bonds, the Advisor believes that an average maturity of five to ten years is most consistent with the Portfolio's investment objective, and intends to maintain the Portfolio's average maturity in this range unless and until market conditions warrant a change.

INVESTMENT RISKS

         The Portfolio is subject to interest rate risk. Since the Portfolio's investments are concentrated in U.S. Government Securities, credit risk is not a significant consideration for this Portfolio.

ANNUAL ADVISORY FEE

         0.60 of 1% on the first $50 million;
         0.50 of 1% on the next $200 million;
         0.40 of 1% on average daily net assets of excess of $250 million

PORTFOLIO MANAGER

         An investment team consisting of advisory personnel of Ziegler Asset Management has been responsible for managing the assets of the Government Portfolio since April 1996. Mr. Brian K. Andrew has been the team leader since May 1997. Mr. Andrew joined Ziegler Asset Management in September 1994 and is a portfolio manager and member of its Investment Committee. Mr. Andrew previously served as Executive Vice President of GSC Capital Corp., an investment advisor, and Assistant Vice President of Bank One Wisconsin Trust Company. Mr. Andrew is a chartered financial analyst and received a B.S. in Finance from the University of Minnesota in 1991. The investment team also includes Thomas P. Sancomb (described above under "Tax-Exempt Portfolios") and Craig Vanucci, a chartered financial analyst, portfolio manager and member of the Investment Committee of Ziegler Asset Management since August 1994. Mr. Vanucci is also the portfolio manager for the Cash Reserve Portfolio of Principal Preservation.

SHAREHOLDER TRANSACTION EXPENSES


                                                                                              Class A
                                                                                              Shares
                                                                                              -------
Maximum Front-End Sales Charge (as a percentage of offering                                     3.5%
price) (1)
Maximum Sales Charge Imposed on Reinvested Dividends                                            None
Contingent Deferred Sales Charge                                                                None
Redemption Fees (Ziegler charges $12.00 for each wire                                           None
redemption)
Exchange Fee                                                                                   $5.00







ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSET)(2)


                                                                     Class A
                                                                     Shares
                                                                     -------
Management Fees                                                       0.60%
12b-1 Fees                                                            0.25%
Other Expenses:
         Custodian Fees                                               0.02%
         Transfer Agent Fees                                          0.12%
         Other Fees                                                   0.19%
                                                                      -----
Total Other Expenses                                                  0.33%
Total Fund Operating Expenses                                         1.18%

---------------------

(1) To determine if you qualify for a lower sales charge, see "Purchasing Shares" and "Shareholder Services"



(2) The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1997. Fees paid the Portfolio for custodian and transfer agent services are determined on a basis other than a straight percentage of average net assets. For a discussion of fees associated with these services, see "Management -The Advisors."

EXPENSE EXAMPLE

         The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment in the Government Portfolio over various periods:

           1 YEAR                        3 YEARS                       5 YEARS                      10 YEARS
           ------                        -------                       -------                      --------
             $47                           $71                           $98                          $173


THIS EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE. FOR MORE COMPLETE DESCRIPTIONS OF VARIOUS COSTS AND EXPENSES, SEE "MANAGEMENT," "PURCHASING SHARES," "REDEEMING SHARES," "EXCHANGING SHARES" AND "SHAREHOLDER SERVICES."


FINANCIAL HIGHLIGHTS

         The following table covers the Government Portfolio for the periods presented and is based on a share of capital stock outstanding throughout the applicable period. This information has been audited by Arthur Andersen LLP, independent accountants. You should read the table in conjunction with the financial statements and related notes, which are contained in Principal Preservation's 1997 Annual Report to Shareholders. Copies of the 1997 Annual Report are available from Ziegler without charge.


                        ------------------------------------------------------------------------------
                                                          FOR THE YEARS ENDED DECEMBER 31,
                        ------------------------------------------------------------------------------
                                  1997          1996        1995        1994        1993       1992
                                  ----          ----        ----        ----        ----       ----
PER SHARE DATA:
NET ASSET VALUE,
BEGINNING OF
PERIOD                           $9.20          $9.64      $ 8.84     $ 9.98       $ 9.64     $ 9.68
INCOME FROM
INVESTMENT
OPERATIONS:

Net investment income              .63            .64         .61        .61         .63        .67
Net realized and
unrealized gains
(losses) on investments             .08          (.44)        .80      (1.14)        .35       (.04)
                                    ---         -----    --------    -------      -----     -------
TOTAL FROM INVESTMENT
OPERATIONS                          .71           .20        1.41       (.53)        .98        .63
                                    ---         -----     -------    -------      -----     ------
LESS
DISTRIBUTIONS:

Dividends from net
investment income                 (.63)         (.64)       (.61)      (.61)       (.64)      (.67)

Distributions from net
realized gains on
investments                        ---           ---          ---        ---         ---        ---
                                  -----         -----        -----      -----       -----      -----
TOTAL DISTRIBUTIONS               (.63)         (.64)       (.61)      (.61)       (.64)      (.67)
                                  -----       -------     -------    -------     -------    -------
NET ASSET VALUE,
END OF PERIOD                    $ 9.28         $ 9.20      $ 9.64    $ 8.84       $ 9.98     $ 9.64
                                 ======        ======      ======     ======       ======     ======
TOTAL RETURN*                      8.1%          2.3%       16.3%      (5.4)%      10.3%       6.8%
RATIOS/SUPPLEMENT-
AL DATA:
Net assets, end of
period (to nearest
thousand)                      $40,683        $44,920     $49,319    $47,324     $54,327    $37,634
Ratio of net expenses
to average net assets             1.1% +         1.1%+       1.1%+      1.1%         1.0%       1.0%
Ratio of net investment
income to average net
assets                            7.0% +         7.0%+       6.5%+      6.6%         6.2%       7.0%
Portfolio turnover rate          78.6%          36.9%       68.2%     106.1%         8.7%      10.0%



                        -----------------------------------------------------
                                   FOR THE YEARS ENDED DECEMBER 31,
                        -----------------------------------------------------
                                   1991       1990        1989        1988
                                   ----       ----        ----        ----

PER SHARE DATA:
NET ASSET VALUE,
BEGINNING OF
PERIOD                           $ 9.10      $ 9.11     $ 8.88       $ 9.11
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment income               .73         .76        .75         .75
Net realized and
unrealized gains
(losses) on investments             .58        (.01)       .23        (.17)
                                  -----      -------     ----        -----
TOTAL FROM INVESTMENT
OPERATIONS                         1.31         .75        .98         .58
                                  -----       -----      ----        -----
LESS
DISTRIBUTIONS:
Dividends from net
investment income                 (.73)       (.76)      (.75)       (.75)
Distributions from net
realized gains on
investments                         ---         ---        ---       (.06)
                                -------     -------    -------     -------
TOTAL DISTRIBUTIONS               (.73)       (.76)      (.75)       (.81)
                                -------     -------    -------     -------
NET ASSET VALUE,
END OF PERIOD                    $ 9.68      $ 9.10     $ 9.11       $ 8.88
                                 ======      ======     ======       ======
TOTAL RETURN*                     15.1%         8.7%      11.5%        6.5%
RATIOS/SUPPLEMENT-
AL DATA:
Net assets, end of
period (to nearest
thousand)                       $32,737     $29,351    $30,631     $32,950
Ratio of net expenses
to average net assets               1.1%        1.2%       1.2% +      1.2%+
Ratio of net investment
income to average net
assets                              8.0%        8.5%       8.4% +      8.3$+
Portfolio turnover rate            62.2%       57.1%     141.8%       36.7%

* The front-end sales charge for Class A shares is not reflected in total return as set forth in the table.

+ Reflects a voluntary reimbursement of expenses of 0.04% in each of 1997 and 1996, 0.02% in 1995, 0.1% in 1989, and 0.5% in 1988.

S&P 100 PLUS PORTFOLIO

INVESTMENT OBJECTIVE

         The S&P 100 Plus Portfolio seeks to obtain a total return from dividends and capital gains which, before deducting the Portfolio's operating expenses, exceeds the total return of the S&P 100 Index. The S&P 100 Index is designed to be representative of the stock market as a whole, and consists of 100 common stocks of many large U.S. corporations across a broad spectrum of industries. The Portfolio attempts to achieve its objective by investing in a portfolio of common stocks that approximately parallels the composition of the S&P 100 Index, but it does not intend to replicate the Index at all times.

INVESTMENT POLICIES AND PROGRAM

        The S&P 100 Plus Portfolio invests in the common stocks which make up the S&P 100 Index, in approximately the same proportion as they are held in the Index. Whenever the Advisor receives notification of a change in the composition of the Index, the Advisor will make a corresponding change in the composition of the Portfolio as soon as practicable. At times, the Advisor may underweight or overweight the Portfolio's investments in certain stocks that it believes will under perform or outperform the Index. The Advisor will limit these overweighing/underweighing strategies to not more than 10% of the Portfolio's total assets. Under normal market conditions, at least 65% of this Portfolio's total assets will be invested in the common stocks which make up the Index.

         At times, the Portfolio will hold uncommitted cash, which will be invested in short-term, money market instruments. In order to achieve a return on such uncommitted cash which approximates the investment performance of the S&P 100 Index, the Advisor may elect to invest such cash in exchange-traded futures contracts and options on the S&P 500 Index and/or the S&P 100 Index. This practice is commonly referred to as "equitizing cash." For a discussion of these options and futures instruments and the risks associated with their use by the Portfolios, see "Additional Investment Practices and Risks - Options and Futures Activities."

INVESTMENT RISKS

         Market and Objective Risks. The Portfolio is subject to market risk, and to objective risk insofar as large capitalization stocks included in the S&P 100 Plus Index may trail returns from the overall stock market for short or even extended periods.

         Overweighting/Underweighting Strategies. Overweighting/underweighting strategies involve the risk that the Advisor will incorrectly identify those stocks that will either under perform or outperform the Index. If the Advisor's judgment proves correct, the Portfolio's performance will improve relative to the S&P 100 Index. Conversely, if the Advisor's judgment proves incorrect, the Portfolio's performance will decline relative to the Index.

         Imperfect Correlation. The Portfolio's performance will not precisely track that of the S&P 100 Plus Portfolio. In addition to the effects of the Advisor's overweighting/ underweighting strategies, instruments used by the Advisor to equitize cash may not perform the same as the Index under all market conditions. Unlike the Index, the Portfolio must incur transaction costs (e.g., brokerage commissions, etc.) in order to maintain a portfolio of securities that closely mirrors the composition of the Index, and also incurs other fees and operating expenses.

ANNUAL ADVISORY FEE

         0.575 of 1% on the first $20 million;
         0.450 of 1% on the next $30 million;
         0.400 of 1% on the next $50 million;
         0.350 of 1% on the next $400 million;
         0.300 of 1% on average daily net assets in excess of $500 million

PORTFOLIO MANAGER

         An investment team lead by Jay Ferrara manages the assets of the S&P 100 Plus Portfolio. Mr. Ferrara is Vice President - Portfolio Manager and Analyst for Ziegler Asset Management and Assistant Vice President of Ziegler. He has more than 12 years of experience in the mutual fund industry. Prior to joining Principal Preservation, Mr. Ferrara served as Senior Portfolio Accountant for Wells Fargo Nikko Investment Advisors and, from 1993 to 1994, as Controller of the California Investment Trust. Mr. Ferrara's investment team for the S&P 100 Plus Portfolio includes Marc Dion, a chartered financial analyst and Vice President and Chief Investment Officer of the Advisor, with more than 10 years of investment experience, and Ralph Patek, also a chartered financial analyst and Vice President of Ziegler Asset Management with more than 30 years of investment experience.

SHAREHOLDER TRANSACTION EXPENSES


                                                            CLASS A SHARES                     CLASS B SHARES
                                                            --------------                     --------------
Maximum Front-End Sales Charge                                  5.25%                               None
(as a percentage of offering price)(1)
Maximum Sales Charge Imposed on                                  None                               None
Reinvested Dividends
Contingent Deferred Sales Charge                                 None                               5.00%
(as a percentage of original purchase
price or redemption proceeds,
whichever is less)(1)


                                                            CLASS A SHARES                     CLASS B SHARES
                                                            --------------                     --------------
Redemption Fees (Ziegler charges                                 None                               None
$12.00 for each wire redemption)
Exchange Fee                                                    $5.00                               $5.00







ANNUAL FUND OPERATING EXPENSES -
AFTER WAIVERS AND REIMBURSEMENTS
(AS A PERCENTAGE OF AVERAGE NET ASSET)(2)                           CLASS A SHARES                CLASS B SHARES
--------------------------------------                              --------------                --------------
Management Fees (After Waivers)(3)                                       0.35%                        0.35%
12-b-1 Fees                                                              0.25%                        1.00%
Other Expenses
         Custodian Fees                                                  0.03%                        0.03%
         Transfer Agent Fees                                             0.10%                        0.10%
         Other Fees (After Reimbursement)(3)                             0.12%                        0.12%
                                                                         -----                        -----
Total Other Expenses                                                     0.25%                        0.25%
Total Fund Operating Expenses (After                                     0.85%                        1.60%
Waivers and Reimbursements)(3)


-----------------------


(1) You may qualify for a lower front-end sales charge on your purchases of Class A shares. Moreover, the contingent deferred sales charge is reduced for each year that the Class B shares are owned, and is eliminated after six years. See "Purchasing Shares" and "Shareholder Services."



(2) The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1997, net of applicable fee waivers and expense reimbursements in effect for the current year. See note (3). Fees paid by the Portfolio for custodian and transfer agent services are determined on a basis other than a straight percentage of average net assets. For a discussion of fees associated with these services, see "Management -The Advisors."



(3) The Advisor has committed to waive advisory fees and or reimburse expenses to the S&P 100 Plus Portfolio so that, for fiscal year 1998, the total operating expenses for Class A and Class B shares of the Portfolio will not exceed 0.85% and 1.60% of the

         Portfolio's average daily net assets, respectively. Without giving effect to such waivers and reimbursements, "Management Fees," "Other Fees," and "Total Fund Operating Expenses" as a percentage of the Portfolio's average daily net assets would be: 0.44%, 0.12% and 0.94%, respectively, for Class A shares, and 0.44%, 0.12% and 1.69%, respectively, for Class B shares.

EXPENSE EXAMPLE

         The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods:


                                                                                                 CLASS B SHARES
                                                                                                     WITHOUT
                                     CLASS A SHARES                CLASS B SHARES                  REDEMPTION
                                     --------------                --------------                  ----------
After 1 year                               $61                           $66                           $16
AFTER 3 YEARS                              $78                           $80                           $50
AFTER 5 YEARS                              $97                           $97                           $87
AFTER 10 YEARS                            $152                          $170*                         $170*

--------------------

* Class B shares automatically convert to Class A shares after eight years.


         THIS EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE. FOR MORE COMPLETE DESCRIPTIONS OF VARIOUS COSTS AND EXPENSES, SEE "MANAGEMENT," "PURCHASING SHARES," "REDEEMING SHARES," "EXCHANGING SHARES" AND "SHAREHOLDER SERVICES."


FINANCIAL HIGHLIGHTS

         The following table covers the S&P 100 Plus Portfolio for the periods presented. The information is based on a Class A share outstanding throughout the applicable period. This information has been audited by Arthur Andersen LLP, independent accountants. You should read the table in conjunction with the financial statements and related notes, which are contained in Principal Preservation's 1997 Annual Report to Shareholders. Copies of the 1997 Annual Report are available from the Distributor without charge. Since Class B shares are first being offered by this Prospectus, no financial highlights are presented for Class B shares.


                        ---------------------------------------------------------------------------
                                                  FOR THE YEARS ENDED DECEMBER 31,
                        ---------------------------------------------------------------------------
                               1997          1996          1995        1994        1993       1992
                               ----          ----          ----        ----        ----       ----
PER SHARE DATA:
NET ASSET VALUE,
BEGINNING OF
PERIOD                          $22.08        $19.53      $14.95    $ 15.04     $ 14.01     $ 14.22
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment income              .26           .29         .25        .25         .21         .24
Net realized and
unrealized gains
(losses) on investments           5.63          4.07        5.21       (.09)       1.14         .48
                                  ----        ------      ------    -------     -------     -------
TOTAL FROM INVESTMENT
OPERATIONS                        5.89          4.36        5.46        .16        1.35         .72
                                  ----        ------      ------    -------     -------     -------
LESS
DISTRIBUTIONS:
Dividends from net
investment income                 (.26)         (.29)       (.25)      (.25)       (.21)       (.24)
Distributions from net
realized gains on
investments                       (.65)        (1.52)       (.63)       ---        (.11)       (.69)
Distributions in excess
of net realized gains             (.02)           --          --         --          --          --
                                  ----        ------      ------    -------     -------     -------
TOTAL DISTRIBUTIONS               (.93)        (1.81)       (.88)      (.25)       (.32)       (.93)
                                  ----        ------      ------    -------     -------     -------
NET ASSET VALUE,
END OF PERIOD                   $27.04        $22.08      $19.53    $ 14.95     $ 15.04      $14.01
                                ======        ======      ======    =======     =======     =======
TOTAL RETURN*                    26.8%          22.4%       36.7%       1.1%        9.7%        5.2%
RATIOS/
SUPPLEMENTAL
DATA:
Net assets, end of
period (to nearest
thousand)                     $105,738       $77,517     $57,062    $40,034     $38,944     $30,025
Ratio of net expenses
to average net assets             0.9%+          1.0%+       1.2%       1.2%        1.2%        1.3%
Ratio of net investment
income to average net
assets                            1.0%+          1.4%+       1.4%       1.7%        1.4%        1.7
Portfolio turnover rate          17.0%           8.0%        3.5%       1.0%        2.2%        8.5%
Average commission            $0.0235         $0.0348       ----    -------     -------     -------
paid per share+


                        -------------------------------------------------------
                                       FOR THE YEARS ENDED DECEMBER 31,
                        -------------------------------------------------------
                              1991       1990        1989        1988
                              ----       ----        ----        ----
PER SHARE DATA:
NET ASSET VALUE,
BEGINNING OF
PERIOD                           $11.60      $12.27     $10.11      $ 9.62
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment income               .27         .28        .26         .26
Net realized and
unrealized gains
(losses) on investments            2.93        (.67)      2.17         1.37
                                  -----      -------     -----        -----
TOTAL FROM INVESTMENT
OPERATIONS                         3.20        (.39)      2.43         1.63
                                   -----      -------     ----        -----
LESS
DISTRIBUTIONS:
Dividends from net
investment income                  (.27)       (.28)      (.26)        (.26)
Distributions from net
realized gains on
investments                        (.31)        ---       (.01)        (.88)
Distributions in excess
of net realized gains                --         --         ---          --
                                  ------     --------   -------     -------
TOTAL DISTRIBUTIONS                (.58)       (.28)      (.27)      (1.14)
                                  ------     -------    -------     -------
NET ASSET VALUE,
END OF PERIOD                     $14.22      $11.60     $12.27       $10.11
                                  ======      ======     ======       ======
TOTAL RETURN*                      27.8%       (3.2)%     24.3%       17.1%
RATIOS/
SUPPLEMENTAL
DATA:
Net assets, end of
period (to nearest
thousand)                       $27,420     $20,413    $20,811     $16,960
Ratio of net expenses
to average net assets              1.3%        1.3%+      1.3% +       1.4%+
Ratio of net investment
income to average net
assets                             2.0%        2.4%+      2.3% +       2.5%+
Portfolio turnover rate            3.1%        1.9%       3.0%        37.5%
Average commission                  ---        ---         ---          ---
paid per share+


--------------------

* The front-end sales charge for Class A shares is not reflected in total return as set forth in the table.

+ Reflects a voluntary reimbursement of expenses of 0.11% in 1997, 0.01% in 1996, 0.20% in 1990, 0.40% in 1989, and 0.80% in 1988.

+ Average commission rate paid per share for purchases and sales of securities during this period. Presentation of the rate is required only for fiscal years beginning after September 1, 1995.

DIVIDEND ACHIEVERS PORTFOLIO

INVESTMENT OBJECTIVE

         The Dividend Achievers Portfolio seeks to obtain capital appreciation and income by investing in a portfolio of common stocks of companies that have achieved a superior record of dividend growth.

INVESTMENT POLICIES AND PROGRAM

         The Portfolio invests primarily in common stocks of companies which:
(a) have market capitalizations in excess of $2 billion; (b) have increased their payment of cash dividends annually for at least four of the past five calendar years; and (c) have a five-year average dividend growth rate which exceeds that of the S&P 500 Index by at least 20%. As of December 31, 1997, approximately 210 companies traded on the New York or American Stock Exchange or listed on the Nasdaq Stock Market met these criteria. Such companies typically have strong balance sheets. In addition to providing an income stream from dividend payments, the Advisor believes that the market values of these stocks will increase over time, because anticipated future dividend growth typically is reflected in increased market prices.

INVESTMENT RISKS

         Market and Objective Risks. The Portfolio is subject to market risk, and to objective risk insofar as the returns from mid to large capitalization stocks of the type in which the Portfolio invests, or those within its specified universe in particular, may trail returns as compared to the overall stock market.

         Stock Selection Risk. The Portfolio will not hold all of the stocks that meet its investment criteria. Rather, the Advisor will select from that universe the stocks that it believes will best help the Portfolio to reach its objective. Accordingly, the Portfolio's performance may be better or worse than the performance of the universe of stocks which meet the Portfolio's investment criteria.

ANNUAL ADVISORY FEE

         0.75 of 1% on the first $250 million in net assets;
         0.70 of 1% on the next $250 million;
         0.65 of 1% on average daily net assets in excess of $500 million.

PORTFOLIO MANAGER

         Since May 1, 1998, the Portfolio has been managed jointly by Jay Ferrara and Marc Dion, each of whom also participates in the management of the S&P 100 Plus Portfolio. See "S&P 100 Plus Portfolio - Portfolio Manager."

SHAREHOLDER TRANSACTION EXPENSES



                                                            CLASS A SHARES                     CLASS B SHARES
Maximum Front-End Sales Charge                                  5.25%                               None
(as a percentage of offering price)(1)
Maximum Sales Charge Imposed on                                  None                               None
Reinvested Dividends
Contingent Deferred Sales Charge                                 None                               5.00%
(as a percentage of original purchase
price or redemption proceeds,
whichever is less)(1)
Redemption Fees (Ziegler charges                                 None                               None
$12.00 for each wire redemption)
Exchange Fee                                                    $5.00                               $5.00







ANNUAL FUND OPERATING EXPENSES -
AFTER WAIVERS AND REIMBURSEMENTS
(AS A PERCENTAGE OF AVERAGE NET ASSET)(2)                           CLASS A SHARES                CLASS B SHARES
--------------------------------------                              --------------                --------------
Management Fees (After Waivers)(3)                                       0.72%                        0.72%
12b-1 Fees                                                               0.25%                        1.00%
Other Expenses
         Custodian Fees                                                  0.03%                        0.03%
         Transfer Agent Fees                                             0.11%                        0.11%
         Other Fees (After Reimbursement)(3)                             0.19%                        0.19%
                                                                         -----                        -----
Total Other Expenses                                                     0.33%                        0.33%
Total Fund Operating Expenses (After                                     1.30%                        2.05%
Waivers and Reimbursements)(3)

-----------------------

(1) You may qualify for a lower front-end sales charge on your purchases of Class A shares. Moreover, the contingent deferred sales charge is reduced for each year that the Class B shares are owned, and is eliminated after six years. See "Purchasing Shares" and "Shareholder Services."



(2) The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1997, net of applicable fee waivers and expense reimbursements in effect for the current year. See note (3). Fees paid by the Portfolio for custodian and transfer agent services are determined on a basis other than a straight percentage of average net assets. For a discussion of fees associated with these services, see "Management -The Advisors."



(3) The Advisor has committed to waive advisory fees with respect to the Portfolio so that for fiscal year 1998 the total operating expenses for Class A and Class B shares of the Portfolio will not exceed 1.30% and 2.05% of the Portfolio's average daily net assets, respectively. Without giving effect to such waivers and reimbursements, "Management Fees," "Other Fees," and "Total Fund Operating Expenses" as a percentage of the Portfolio's average daily net assets would be:
         0.75%, 0.19% and 1.33%, respectively, for Class A shares, and 0.75%, 0.19% and 2.08%, respectively, for Class B shares.



EXPENSE EXAMPLE

         The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods:


                                                                                                 CLASS B SHARES
                                                                                                     WITHOUT
                                     CLASS A SHARES                CLASS B SHARES                  REDEMPTION
After 1 year                               $65                           $71                           $21
AFTER 3 YEARS                              $92                           $94                           $64
AFTER 5 YEARS                             $120                          $120                          $110
AFTER 10 YEARS                            $201                          $218*                         $218*


--------------------

*        CLASS B SHARES AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER EIGHT
YEARS.


         THIS EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE. FOR MORE COMPLETE DESCRIPTIONS OF VARIOUS COSTS AND EXPENSES, SEE "MANAGEMENT," "PURCHASING SHARES," "REDEEMING SHARES," "EXCHANGING SHARES" AND "SHAREHOLDER SERVICES."

FINANCIAL HIGHLIGHTS

         The following table covers the Dividend Achievers Portfolio for the periods presented. The information is based on a Class A share outstanding throughout the applicable period. The information has been audited by Arthur Andersen LLP, independent accountants. You should read the table in conjunction with the financial statements and related notes, which are contained in Principal Preservation's 1997 Annual Report to Shareholders. Copies of the 1997 Annual Report are available from the Distributor without charge. Since Class B shares are first being offered by this Prospectus, no financial highlights are presented for Class B shares.

                        ----------------------------------------------------------------------
                                            FOR THE YEARS ENDED DECEMBER 31,
                        ----------------------------------------------------------------------
                                1997          1996        1995        1994        1993       1992
                                ----          ----        ----        ----        ----       ----

PER SHARE DATA:
NET ASSET VALUE,
BEGINNING OF
PERIOD                          $20.01        $16.97      $13.24     $13.40      $14.25     $14.84
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment income              .13           .14         .18        .18         .14        .14
Net realized and
unrealized gains
(losses) on investments           5.43           3.54        3.99       (.02 )     (.85)       .31
                                  -----         -----     -------    -------     -------   --------
TOTAL FROM INVESTMENT
OPERATIONS                        5.56           3.68        4.17        .16       (.71)       .45
                                  -----         -----     -------    -------     -------   --------
LESS
DISTRIBUTIONS:
Dividends from net
investment income                 (.13)         (.14)       (.18)      (.18 )       (.14)    (.14 )
Distributions from net
realized gains on
investments                       (.31)         (.50)       (.26)      (.14 )       ---      (.90 )
                                  -----         -----     -------    -------     -------   --------
TOTAL DISTRIBUTIONS               (.44)         (.64)       (.44)      (.32)       (.14)     (1.04)
                                  -----         -----     -------    -------     -------   --------
NET ASSET VALUE,
END OF PERIOD                   $25.13         $20.01      $16.97     $13.24       $13.40    $14.25
                                 =====         ======      ======    =======     ========  ========
TOTAL RETURN*                    27.9%          21.8%       31.7%       1.2%       (5.0)%      3.1%
RATIOS/
SUPPLEMENTAL
DATA:
Net assets, end of
period (to nearest
thousand)                       $39,565       $30,504      $25,393    $20,231     $24,928    $27,020
Ratio of net expenses
to average net assets             1.2% +         1.2%+       1.3%+      1.5%         1.3%+      1.2% +
Ratio of net investment
income to average net
assets                             0.6% +         0.8%+       1.2%+      1.3%         1.0%+      1.0%+
Portfolio turnover rate           11.9%         13.1%        28.2%      36.5%       92.7%      83.0%
Average commission                $0.0484       $0.0609       ---        ---         ---        ---
paid per share+


                        ---------------------------------------------------
                               FOR THE YEARS ENDED DECEMBER 31,
                        ---------------------------------------------------
                                 1991       1990        1989        1988
                                 ----       ----        ----        ----

PER SHARE DATA:
NET ASSET VALUE,
BEGINNING OF
PERIOD                          $11.50      $11.65     $10.00       $ 8.99
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment income              .25         .25        .28         .28
Net realized and
unrealized gains
(losses) on investments           4.14        (.15)      1.65         1.06
                                ------      -------    ------       ------
TOTAL FROM INVESTMENT
OPERATIONS                        4.39         .10       1.93         1.34
                                ------      ------     ------       ------
LESS
DISTRIBUTIONS:
Dividends from net
investment income                 (.25)       (.25)      (.28)       (.27
Distributions from net
realized gains on
investments                       (.80)         ---        ---       (.06)
                                -------     -------    -------     ------
TOTAL DISTRIBUTIONS              (1.05)       (.25)      (.28)       (.33)
                               --------     -------    -------     -------
NET ASSET VALUE,
END OF PERIOD                   $14.84      $11.50     $11.65       $10.00
                                ======      ======     ======       ======
TOTAL RETURN*                    38.5%        1.0%      19.5%       15.0%
RATIOS/
SUPPLEMENTAL
DATA:
Net assets, end of
period (to nearest
thousand)                      $18,202     $11,468    $12,750      $6,854
Ratio of net expenses
to average net assets             1.2%+       1.2%+      1.2% +       1.2%+
Ratio of net investment
income to average net
assets                            1.8%+       2.3%+      2.6% +       2.9%+
Portfolio turnover rate          96.5%       47.7%      30.9%       10.1%
Average commission                ---         ---         --         ---
paid per share+

--------------------

* The front-end sales charge for Class A shares is not reflected in total return as set forth in the table.

+        Reflects voluntary reimbursements of expenses as shown below:

                           1997 - 0.1%               1991 - 0.2%
                           1996 - 0.1%               1990 - 0.5%
                           1995 - 0.2%               1989 - 0.7%
                           1993 - 0.1%               1988 - 1.7%
                           1992 - 0.1%

+ Average commission rate paid per share for purchases and sales of securities during this period. Presentation of the rate is required only for fiscal years beginning after September 1, 1995.

SELECT VALUE PORTFOLIO

INVESTMENT OBJECTIVE

         The Portfolio seeks to obtain maximum capital appreciation by investing primarily in common stocks that the Advisors consider undervalued relative to earnings, book value, or potential earnings growth.

INVESTMENT POLICIES AND PROGRAM

         The Portfolio pursues its investment objective generally by investing in smaller-sized companies having market capitalizations ranging from $400 million to $2 billion, although the Portfolio is not restricted to investments in companies of any particular size. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of domestic issuers. The Portfolio uses a value-oriented style of investing, emphasizing companies with relatively low price/earnings ratios, reasonable financial strength and strong cash flows. These companies tend to be out of favor with investors.

         The Portfolio may invest up to 35% of its total assets in high-quality, fixed-income securities and short-term investments. High-quality, fixed-income securities in which the Portfolio may invest are limited to those securities which are rated at the time of purchase within the two highest rating categories assigned by Moody's or S&P, or securities which are unrated, provided that such securities are judged by the Advisors, at the time of purchase, to be of comparable quality to securities rated within such two highest categories.

         The Portfolio may also invest up to 5% of its total assets directly in securities of foreign issuers not publicly traded in the United States, and may invest without regard to this restriction in securities of foreign issuers represented by American Depository Receipts (ADRs). ADRs are receipts issued by an American bank or trust company and traded on national securities exchange evidencing ownership of the underlying foreign securities, and equity securities issued by Canadian issuers.

INVESTMENT RISKS

         Market and Objective Risk. The Portfolio is subject to market risk, and also to objective risk insofar as the returns from the types of stocks held by the Portfolio (attractively priced or "value" stocks) may trail returns from the overall stock market. As a group, value stocks tend to go through cycles of relative under performance and out performance in comparison to common stocks generally. Also, stocks of smaller to medium sized companies, such as those in which the Select Value Portfolio invests, historically have experienced more price volatility than larger capitalization stocks. The value of the Portfolio's investments therefore may tend to increase and decrease substantially more than the stock market in general, as measured by broad based indices such as the S&P 500 Index.

         Stock Selection Risk. The value-oriented style of investing used by the Portfolio depends on the ability of the Advisors to select stocks that perform well. The Portfolio is subject to the risk that the Advisors' stock selections may not achieve the desired appreciation in value, or may even decline in value.

WHO SHOULD INVEST IN THE PORTFOLIO

         The Select Value Portfolio is designed for long-term investors who characterize their investment temperament as "moderately aggressive," and is not appropriate for market timers or other short-term investors. Value funds generally emphasize companies that - considering their assets and earnings history - have relatively low stock prices. Such funds are appropriate for investors who want the potential for capital gains but are less tolerant of the share price fluctuations found in more aggressive investments, for example, growth funds.

ANNUAL ADVISORY FEE

         0.75 of 1% on the first $250 million;
         0.65 of 1% on average daily net assets in excess of $250 million.

         Sub-Advisory fees are paid by the Advisor to Skyline at the following rates:

         0.375 of 1% of the first $250 million of the Portfolio's average daily net assets;
         0.350 of 1% on the next $250 million;

         0.325 of 1% of average daily net assets in excess of $500 million.


PORTFOLIO MANAGER

         Investment decisions for the Select Value Portfolio are made by a team of investment professionals and analysts. The team is headed by Mr. Kenneth
S. Kailin. Mr. Kailin is an officer of Skyline who joined the firm's predecessor in 1987. Mr. Kailin also serves as portfolio manager for another registered investment company which has an investment objective, policies and restrictions similar to those of the Select Value Portfolio. Mr. Kailin's investment team includes Mr. William M. Dutton, President and Chief Executive Officer of Skyline.

SHAREHOLDER TRANSACTION EXPENSES


                                                            CLASS A SHARES                     CLASS B SHARES
                                                            --------------                     --------------
Maximum Front-End Sales Charge                                  5.25%                               None
(as a percentage of offering price)(1)

Maximum Sales Charge Imposed on                                  None                               None
Reinvested Dividends


                                                            CLASS A SHARES                     CLASS B SHARES
                                                            --------------                     --------------
Contingent Deferred Sales Charge                                 None                               5.00%
(as a percentage of original purchase
price or redemption proceeds,
whichever is less)(1)

Redemption Fees (Ziegler charges                                 None                               None
$12.00 for each wire redemption)

Exchange Fee                                                    $5.00                               $5.00






ANNUAL FUND OPERATING EXPENSES -
AFTER WAIVERS AND REIMBURSEMENTS
(AS A PERCENTAGE OF AVERAGE NET ASSET)(2)                           CLASS A SHARES                CLASS B SHARES
--------------------------------------                              --------------                --------------
Management Fees (After Waivers)(3)                                       0.37%                        0.37%

12b-1 Fees                                                               0.25%                        1.00%

Other Expenses

         Custodian Fees                                                  0.03%                        0.03%

         Transfer Agent Fees                                             0.12%                        0.12%

         Other Fees (After Reimbursement)(3)                             0.53%                        0.53%
                                                                         -----                        -----
Total Other Expenses                                                     0.68%                        0.68%

Total Fund Operating Expenses (After                                     1.30%                        2.05%
Waivers and Reimbursements)(3)


-----------------------

(1) You may qualify for a lower front-end sales charge on your purchases of Class A shares. Moreover, the contingent deferred sales charge is reduced for each year that the Class B shares are owned, and is eliminated after six years. See "Purchasing Shares" and "Shareholder Services."



(2) The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1997, net of applicable fee waivers and expense reimbursements in effect for the current year. See note (3). Fees paid by the Portfolio for custodian and transfer agent services are determined on a basis other than a straight percentage of average net assets. For a discussion of fees associated with these services, see "Management-The Advisors."

(3) The Advisor has committed to waive advisory fees and/or reimburse expenses to the Select Value Portfolio so that for fiscal year 1998 the total operating expenses for Class A and Class B shares of the Portfolio will not exceed 1.30% and 2.05% of the Portfolio's average daily net assets, respectively. Without giving effect to such waivers and reimbursements, "Management Fees," "Other Fees," and "Total Fund Operating Expenses" as a percentage of the Portfolio's average daily net assets would be: 0.75%, 0.59% and 1.74%, respectively, for Class A shares, and 0.75%, 0.59% and 2.49%, respectively, for Class B shares.


EXPENSE EXAMPLE

         The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods:

                                                                                                 CLASS B SHARES
                                                                                                     WITHOUT
                                     CLASS A SHARES                CLASS B SHARES                  REDEMPTION
                                     --------------                ---------------                 ----------
After 1 year                               $65                           $71                           $21
After 3 years                              $92                           $94                           $64
After 5 years                             $120                          $120                          $110
After 10 years                            $201                          $218*                         $218*

--------------------

* Class B shares automatically convert to Class A shares after eight years.


         THIS EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE. FOR MORE COMPLETE DESCRIPTIONS OF VARIOUS COSTS AND EXPENSES, SEE "MANAGEMENT," "PURCHASING SHARES," "REDEEMING SHARES," "EXCHANGING SHARES" AND "SHAREHOLDER SERVICES."


FINANCIAL HIGHLIGHTS

         The following table covers the Select Value Portfolio for the periods presented. The information is based on a Class A share outstanding throughout the applicable period. The information has been audited by Arthur Andersen LLP, independent accountants. You should read the table in conjunction with the financial statements and related notes, which are contained in Principal Preservation's 1997 Annual Report to Shareholders. Copies of the 1997 Annual Report are available from the Distributor without charge. Since Class B shares are first being offered by this Prospectus, no financial highlights are presented for Class B shares.




                                                                                                            FOR THE PERIOD FROM
                                                                                                               AUGUST 23, 1994
                                                              FOR THE YEARS ENDED DECEMBER 31,         (COMMENCEMENT OF OPERATIONS)
                                                      -----------------------------------------------      TO DECEMBER 31, 1994
                                                           1997             1996                 1995      ---------------------
                                                           ----             ----                 ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.97           $10.21                $ 9.03                $9.55
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                    .01              .04                    .14                 .04
   Net realized and unrealized gains (losses)
    on investments                                         2.93             2.68                   1.73                 (.51)
                                                           ----            -----                 ------                ------
   TOTAL FROM INVESTMENT OPERATIONS                        2.94             2.72                   1.87                (.47)
                                                           ----            -----                 ------               ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                    (.01)           (.04)                   (.14)               (.03)
   Distributions from net realized gains on investments   (1.83)           (1.92)                  (.43)               (.01)
   Distributions in excess of net realized gains on
    investments                                             --              --                     (.12)                --
   Book return of capital                                   --              --                      --                 (.01)
                                                           -----           -----                 -------              ------
   TOTAL DISTRIBUTIONS                                    (1.84)           (1.96)                  (.69)               (.05)
                                                          ------           ------                -------              ------
NET ASSET VALUE, END OF PERIOD                            $12.07           $10.97                $10.21               $ 9.03
                                                          ======           ======                ======               ======
TOTAL RETURN**                                             27.2%           26.7%                  20.8%               (5.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)           $8,497           $4,829                $3,445              $1,935
Ratio of net expenses to average net assets                1.1%+           1.0%+                   0.8%+              0.8%*+
Ratio of net investment income to average
   net assets                                              0.1%+           0.3%+                   1.4%+              1.1%*+
Portfolio turnover rate                                    82.5%           122.2%                124.3%               20.2%
Average commission paid per share+                        $0.0467         $0.0611                 ---                 ---

--------------------

*  Annualized.

** The front-end sales charge for Class A shares is not reflected in total return as set forth in the table.

+ Reflects a voluntary reimbursement of expenses of 1.0% in 1997, 1.4% in 1996, 2.5% in 1995 and 0.4% in 1994.

+ Average commission rate paid per share for purchases and sales of securities during this period. Presentation of the rate is required only for fiscal years beginning after September 1, 1995.

PSE TECH 100 INDEX PORTFOLIO

INVESTMENT OBJECTIVE

         The PSE Tech 100 Index Portfolio seeks to obtain a total return, before operating expenses of the Portfolio are deducted, that replicates the total return of the Pacific Stock Exchange Technology Stock Index (the "PSE Technology Index"). The PSE Technology Index, which consists of common stocks of 100 technology companies, is widely recognized as a benchmark for the technology sector of the United States stock market.

INVESTMENT POLICIES

         The Portfolio seeks to achieve its objective by investing in all 100 common stocks included in the PSE Technology Index in approximately the same proportions as they are represented in the Index. The Portfolio attempts to remain fully invested in common stocks. Under normal market conditions, the Portfolio will invest at least 95% of its assets in the common stocks included in the PSE Technology Index and futures contracts and options. The Portfolio will maintain at least 90% of its assets in common stocks traded on the PSE Technology Index, except that the percentage of its assets so invested temporarily (and in any event for a period of not more than five trading days) may fall below the 90% mark if the Portfolio receives cash inflows that cannot practically be invested immediately in units of common stocks that replicate the Index.

         From time to time up to 5% of the Portfolio's assets may be held in cash, cash equivalents or certain short-term, fixed-income securities. These investments will not perform the same as the PSE Technology Index. In order to help the performance of the Portfolio more closely replicate the performance of the PSE Technology Index, the Portfolio may equitize its cash position by investing up to 20% of its assets in exchange-traded index futures contracts and index options. For a more detailed explanation of these instruments and certain risks associated with their use, see "Additional Investment Practices and Risks
- Options and Futures Activities."

INVESTMENT RISKS

         Market and Objective Risk. The PSE Technology Index is subject to market risk. Also, the technology market sector (in which the Portfolio focuses its investments) increases and decreases in favor with the investing public relative to the stock market generally. As a result, the Portfolio's share price is subject to volatility. Moreover, because the PSE Technology Index is price-weighted, its performance, and the corresponding performance of the Portfolio, will be more sensitive to price movements in higher-priced stocks than in lower-priced stocks. Additionally, the PSE Technology Index incudes common stocks of many small to medium sized companies, which historically have been more volatile and less liquid than stocks of larger companies. For these reasons, the Portfolio may experience more volatility and greater price swings as compared to the stock market generally. See "Additional Investment Practices and Risks."

         Correlation Risk. Although the Advisor will attempt to replicate the performance of the PSE Technology Index, there can be no assurance that it will be able to do so in all market conditions. For example, the index options and futures used by the Advisor to equitize the Portfolio's cash positions and short-term investments may not precisely track the performance of the PSE Technology Index. Also, the Portfolio will incur brokerage commissions and other transaction costs in order to maintain investments that mirror the PSE Technology Index, and will incur advisory and other service fees and operating costs and expenses that will reduce the total return of the Portfolio as compared to that of the PSE Technology Index.

ANNUAL ADVISORY FEE

         0.50 of 1% on the first $50 million of the Portfolio's average daily net assets;
         0.30 of 1% on the next $200 million;
         0.25 of 1% on the next $250 million;
         0.20 of 1% on average daily net assets in excess of $500 million

PORTFOLIO MANAGER

         Mr. Jay Ferrara has been the portfolio manager for the PSE Tech 100 Index Portfolio since its inception June, 1996. For information about
Mr. Ferrara, see "S&P 100 Plus Portfolio - Portfolio Manager."

SHAREHOLDER TRANSACTION EXPENSES



                                                            CLASS A SHARES                     CLASS B SHARES
                                                            --------------                     --------------
Maximum Front-End Sales Charge                                  5.25%                               None
(as a percentage of offering price)(1)
Maximum Sales Charge Imposed on                                  None                               None
Reinvested Dividends
Contingent Deferred Sales Charge                                 None                               5.00%
(as a percentage of original purchase
price or redemption proceeds,
whichever is less)(1)
Redemption Fees (Ziegler charges                                 None                               None
$12.00 for each wire redemption)
Exchange Fee                                                    $5.00                               $5.00

ANNUAL FUND OPERATING EXPENSES -
AFTER WAIVERS AND REIMBURSEMENTS
(AS A PERCENTAGE OF AVERAGE NET ASSET)(2)                           CLASS A SHARES                CLASS B SHARES
--------------------------------------                              --------------                --------------
Management Fees (After Waivers)(3)                                       0.00%                        0.00%
12b-1 Fees                                                               0.25%                        1.00%
Other Expenses
         Custodian Fees                                                  0.08%                        0.08%
         Transfer Agent Fees                                             0.17%                        0.17%
         Other Fees (After Reimbursement)(3)                             0.20%                        0.20%
                                                                         -----                        -----
Total Other Expenses                                                     0.45%                        0.45%
Total Fund Operating Expenses (After                                     0.70%                        1.45%
Waivers and Reimbursements)(3)


-----------------------

(1) You may qualify for a lower front-end sales charge on your purchases of Class A shares. Moreover, the contingent deferred sales charge is reduced for each year that the Class B shares are owned, and is eliminated after six years. See "Purchasing Shares" and "Shareholder Services."



(2) The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1997, net of applicable fee waivers and expense reimbursements in effect for the current year. See note (3). Fees paid by the Portfolio for custodian and transfer agent services are determined on a basis other than a straight percentage of average net assets. For a discussion of fees associated with these services, see "Management-The Advisors."



(3) The Advisor has committed to waive advisory fees and/or reimburse expenses to the Portfolio so that for fiscal year 1998 the total operating expenses for Class A and Class B shares of the Portfolio will not exceed 0.70% and 1.45%, respectively, of the Portfolio's average daily net assets. Without giving effect to such waivers and reimbursements, "Management Fees," "Other Fees," and "Total Fund Operating Expenses" as a percentage of the Portfolio's average daily net assets would be: 0.50%, 0.22% and 1.22%, respectively, for Class A shares and 0.50%, 0.22% and 1.97%, respectively, for Class B shares.

EXPENSE EXAMPLE

         The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods:



                                                                                                 CLASS B SHARES
                                                                                                     WITHOUT
                                     CLASS A SHARES                CLASS B SHARES                  REDEMPTION
                                     --------------                -------------                 --------------
After 1 year                               $59                           $65                           $15
After 3 years                              $74                           $76                           $46
After 5 years                              $89                           $89                           $79
After 10 years                            $135                          $153*                         $153*

--------------------

* Class B shares automatically convert to Class A shares after eight years.


         THIS EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE. FOR MORE COMPLETE DESCRIPTIONS OF VARIOUS COSTS AND EXPENSES, SEE "MANAGEMENT," "PURCHASING SHARES," "REDEEMING SHARES," "EXCHANGING SHARES" AND "SHAREHOLDER SERVICES."


FINANCIAL HIGHLIGHTS

         The following table covers the PSE Tech 100 Index Portfolio for the periods presented. The information is based on a Class A share outstanding throughout the applicable period. The information has been audited by Arthur Andersen LLP, independent accountants. You should read the table in conjunction with the financial statements and related notes, which are contained in Principal Preservation's 1997 Annual Report to Shareholders. Copies of the 1997 Annual Report are available from the Distributor without charge. Since Class B shares are first being offered by this Prospectus, no financial highlights are presented for Class B shares.



                                                                                                         FOR THE PERIOD FROM
                                                                                                           JUNE 10, 1996
                                                                                                           (COMMENCEMENT
                                                                                 FOR YEAR ENDED           OF OPERATIONS) TO
                                                                                DECEMBER 31, 1997         DECEMBER 31, 1996
                                                                                -----------------        ------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.76                    $10.00
INCOME FROM INVESTMENT OPERATIONS:
         Net investment Income                                                              .04                       .03
         Net realized and unrealized gains on investments                                  2.04                      1.03
                                                                                           ----                      ----
         TOTAL FROM INVESTMENT OPERATIONS                                                  2.08                      1.06
                                                                                           ----                      ----
LESS DISTRIBUTIONS:
         Dividends from net investment income                                              (.04)                     (.03)
         Distributions from net realized gains on investments                              (.38)                     (.24)
         Distributions in excess of net realized gains                                     (.03)                     (.03)
                                                                                           ----                      ----
         TOTAL DISTRIBUTIONS                                                               (.45)                     (.30)
                                                                                           ----                      ----
NET ASSET VALUE, END OF PERIOD                                                           $12.39                    $10.76
                                                                                         ======                    ======
TOTAL RETURN**                                                                            19.4%                     10.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                                         $27,144                    $6,004
Ratio of net expenses to average net asset                                                 0.2%+                     0.0%+
Ratio of net investment income to average net assets                                       0.3%+                     0.7%+
Portfolio turnover rate                                                                   22.0%                      3.0%
Average commission paid per share                                                         $0.0544                   $0.0634

-----------------------------------

 *       Annualized.
** The front-end sales charge for Class A shares is not reflected in total return as set forth in the table.
 + Reflects a voluntary reimbursement of expenses of 1.1% in 1997 and 3.3% in 1996.

                    ADDITIONAL INVESTMENT PRACTICES AND RISKS

DEBT AND OTHER FIXED INCOME SECURITIES

         A bond's yield reflects the fixed annual interest as a percent of its current price. This price (the bond's market value) must increase or decrease in order to adjust the bond's yield to current interest rate levels. Therefore, bond prices generally move in the opposite direction of interest rates. As a result, interest rate fluctuations will affect the net asset value of the fixed income securities held by a Portfolio, but will not affect the income received by the Portfolio from its existing fixed income securities. However, changes in prevailing interest rates will affect the yield on shares subsequently issued by the Portfolio. In addition, such fluctuations would affect the income received on any variable rate demand notes or other variable rate securities held by the Portfolio.

         Movements in interest rates typically have a greater effect on the prices of longer-term bonds than those with shorter maturities. The following table illustrates the effect of a 1% change in interest rates on a $1,000 bond with a 7% coupon.


                                                                         PRINCIPAL VALUE IF RATES:
                                                                         -------------------------
                                                         MATURITY               INCREASE 1%           DECREASE 1%
                                                         --------               -----------           -----------
Intermediate Bond                                         5 years                  $959                  $1,043
Long-Term Bond                                           20 years                  $901                  $1,116

         The Advisors will manage the debt securities in the Tax-Exempt and Government Portfolios according to their assessment of the interest rate outlook. During periods of rising interest rates, the Advisors will likely attempt to shorten the average maturity of the Portfolio to cushion the effect of falling bond prices on the Portfolio's share prices. When interest rates are falling and bond prices are increasing, on the other hand, the Advisors will likely seek to lengthen the average maturity.

STOCK INDEXING

         Index funds, such as the S&P 100 Plus and PSE Tech 100 Index Portfolios, are "passively managed," meaning they try to match, as closely as possible, the performance of a target securities index by holding each stock found in the index in roughly the same proportion as represented in the index itself. For example, if 5% of the S&P 100 Index were made up of the assets of a specific company, the S&P 100 Plus Portfolio would invest 5% of its assets in that company.

         Indexing appeals to many investors for a number of reasons, including its simplicity (indexing is a straightforward marketing-matching strategy); diversification (indices generally cover a wide variety of companies and industries); relative performance predictability (an index fund is expected to move in the same direction - up or down - as its target index); and comparatively low cost (index funds do not have many of the expenses of an actively-managed mutual fund, such as research and company visits). Also, assuming the composition of the relevant index remains fairly stable, index funds may experience lower portfolio turnover rates, which would result in reduced transaction costs (brokerage commissions, etc.) and capital gains. With respect to the PSE Tech 100 Index Portfolio, investors should bear in mind that this latter benefit may not hold true. The PSE Technology Index has experienced rather rapid changeover at times, as a result of the volatility of the technology industry generally and of specific companies included in the Index from time to time.

         The performance of an index fund generally will trail the performance of the index it attempts to replicate. This is because the mutual fund and its investors incur operating costs and expenses that are not shared by an index. For example, investors may pay sales charges which result in less than all of the price they pay for their mutual fund shares being invested in common stocks of companies included in the index. With respect to the S&P 100 Index and PSE Tech 100 Index Portfolios, investors pay a front-end sales charge for Class A shares at the time of purchase, and a contingent deferred sales charge for Class B shares at the time of redemption (if redeemed less than six years after the date of purchase). These sales charges reduce the total return on the shareholder's mutual fund shares, as compared to a direct investment in stocks.

         Additionally, when a mutual fund invests the cash proceeds it receives from investors in common stocks of companies included in the index, the mutual fund must pay brokerage commissions, which further reduce the amount invested. As the composition of the index changes, the mutual fund must make corresponding adjustments in its holdings, which gives rise to additional brokerage commissions. Finally, mutual funds incur other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees and possibly 12b-1 service and distribution fees, all of which reduce the mutual fund's total return. No such fees affect the total return of the index.

         Finally, because of liquidity needs and other constraints under which mutual funds operate, index funds generally cannot invest their assets so that they correlate 100% at all times with the common stocks of the index. Although many index funds attempt to use options and futures strategies to generate returns on these assets which replicate the return on the index, these strategies are imperfect and give rise to additional transaction costs.

         For these reasons, investors should expect that the performance of an index mutual fund will lag that of the index it attempts to replicate. In recognition of this disparity, the S&P 100 Plus and PSE Tech 100 Index Portfolios compare their gross returns (returns before deducting the Portfolios' operating expenses) to their respective benchmark indices.

         S&P 100 Index. The S&P 100 Index was created by the Chicago Board Options Exchange (CBOE) in 1983 with stocks selected from the optionable equities traded on that exchange. The 100 stocks on the Index include many large U.S. corporations. General

Electric Company, Exxon Corporation, Coca-Cola Company, Microsoft Corporation and Merck & Co., Inc. are five of the largest components of the Index. A complete list of the stocks comprising the S&P 100 Index at May 29, 1998 is included as Appendix A to this Prospectus.


         The S&P 100 Index was designed to track closely the S&P 500 Index, which is in turn designed to be representative of the stock market as a whole. There have been some significant variances in the correlation between the S&P 100 and S&P 500 Indices, and between the S&P 500 Index and the broad market for large capitalization common stocks. There can be no assurance that any index will correlate precisely to the stock market as a whole over any specific period of time, or that the S&P 100 Plus Portfolio's performance will parallel that of either of these indices or the stock market generally.

         The S&P 100 Plus Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, implied or expressed, to the shareholders of the Portfolio, or any member of the public regarding the advisability of investing in index funds generally, or in this Portfolio in particular, or the ability of the S&P 100 Index to track general stock market performance. S&P's only relationship to this Portfolio is the licensing of the S&P trademarks and the S&P 100 Index which is determined, composed and calculated by S&P without regard to this Portfolio. "Standard & Poor's," "Standard & Poor's 100," "S&P," "S&P 100" and "100" in connection with the S&P 100 are trademarks of S&P.


        PSE Technology Index. The PSE Technology Index consists of 100 common stocks, which are chosen by Pacific Exchange Incorporated based on its assessment that the issuer is a company which has, or likely will develop, products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The PSE Technology Index offers a broad basket of stocks spanning the full spectrum of high tech industry groups. Diversity within the Index ranges from biotechnology firms to semiconductor capital equipment manufacturers and includes a cross-section of U.S. companies that are leaders in 15 technology subsectors, including biotechnology, CAD/CAM, data communications, data storage and processing, diversified computer manufacturing, electronic equipment, information processing medical technology, micro-computer manufacturers, semi-conductor manufacturers, software products, test, analysis and instrumentation equipment, mini and mainframe computer manufacturing, office automation equipment and semi-conductor capital equipment manufacturing. A full listing of the companies included in the PSE Technology Index as of May 29, 1998 is attached as Appendix B to this Prospectus. Of those 100 stocks, 53 were listed on the Nasdaq Stock Market, 46 on the New York Stock Exchange, and one on the American Stock Exchange.


         Similar to the Dow Jones Industrial Average, the PSE Technology Index is price weighted, meaning the component stocks are given a percentage weighting based on their price. Although this indexing method allows the PSE Technology Index to accurately measure a broad representation of technology stocks without being dominated by a few large companies, it results in smaller- and mid-sized companies representing a more significant portion of the Index than is the case for indices such as the S&P 100 Index, which are weighted by the market value of the companies represented on the index. See "Additional Investment Practices and Risks - Investments in Small to Mid-Sized Companies."


         The PSE Tech 100 Index Portfolio is not sponsored, endorsed, sold, or promoted by the PSE Technology Index (PSE(SM), Pacific Stock Exchange(SM), PSE Technology Index(SM), and PSE Tech 100(SM) are service marks of the Pacific Exchange Incorporated).


INDUSTRY CONCENTRATIONS

         A significant portion of the PSE Tech 100 Index Portfolio's investments will consist of technology-based issues, which exposes the Portfolio to risks associated with economic conditions in that market sector. Due to competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy. However, the companies whose common stocks are included in the PSE Technology Index comprise a fairly broad range of industries. This broad industry representation likely will soften volatility associated with economic and political developments that disproportionately affect specific industries represented within the Index. Nonetheless, the PSE Tech 100 Index Portfolio intends to maintain a complete replication investment philosophy even during periods when one or more industries may be over-represented on the PSE Technology Index, which may expose the Portfolio during such periods to risks associated with industry concentration. See "Industry Concentration Factors" in the Statement of Additional Information.

INVESTMENTS IN SMALL TO MID-SIZED COMPANIES

         The investment program and strategies of the Select Value Portfolio and PSE Tech 100 Index Portfolio may cause those Portfolios to invest a greater portion of their assets in small to mid-sized companies. These companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services as compared to larger companies. Historically, small and mid-sized capitalization stocks have experienced more price volatility than large capitalization stocks. Some factors contributing to this greater volatility include: (a) less certain growth prospects of small and mid-sized companies, as compared to larger companies; (b) less liquidity in the trading markets for their stocks, in part because of fewer shares trading in the market and in part because of a low public profile which reduces the interest level of financial analysts and the investing public; and
(c) greater sensitivity to changing economic conditions. For these reasons, the net asset value of the Select Value and PSE Tech 100 Index Portfolios may increase and decrease substantially more than the stock market in general, as measured by broad-based indices such as the S&P 500 Index.

VALUE INVESTING

         The value-oriented style of investing used by the Select Value Portfolio emphasizes companies with relatively low price/earnings ratios, reasonable financial strength and strong cash flows. These companies tend to be out of favor with investors. As a group, value stocks tend to go through cycles of relative under performance and outperformance in comparison to common stocks generally. Although value investing has been less favored in the recent past, the Advisors believe that the advantage of value-oriented stocks over growth-oriented stocks is greater than usual during periods of economic recovery. During periods of economic weakness, growth-oriented stocks may provide solid earnings growth despite the difficult economic environment, but as the economy improves, many investors are reluctant to pay a premium for high-priced growth stocks when lower-priced stocks are available that also are showing good earnings growth. The performance of the Select Value Portfolio is dependent on the ability of the Advisors successfully to select stocks that outperform the market.

OPTIONS AND FUTURES ACTIVITIES

         The S&P 100 Plus and PSE Tech 100 Index Portfolios may use exchange-traded index futures contracts and options on stock indices for the following purposes: (1) to equitize their cash and other liquid investments so as to more nearly simulate full investment in stocks; (2) to make it easier to trade; and
(3) to reduce costs by buying futures instead of actual stocks when futures are cheaper. The S&P 100 Plus and Dividend Achievers Portfolios may also use options on individual stocks, but the Advisor has no plans to do so at this time.

         Index Futures and Options. The S&P 100 Plus and PSE Tech 100 Index Portfolios may write (sell) and purchase covered call options and put options on stock indices. Put and call options for various stock indices are traded on registered securities exchanges. The S&P 100 Plus Portfolio will generally use futures contracts on the S&P 500 Index and index options on the S&P 100 Index or the S&P 500 Index, but may use other index options if the exchange on which the S&P options are traded is closed, there is insufficient liquidity in the options, or if the Portfolio or the Advisor reaches exchange position limits. The PSE Tech 100 Index Portfolio plans to use options and futures on both the PSE Technology Index and the S&P 500 Index.

         Put and call options on a securities index are similar to options on an individual stock. The principal difference is that an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the option times a specified multiple ($100 in the case of the S&P 100 Index).

         An index futures contract is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time a Portfolio enters into and terminates an index futures transaction, the Portfolio may realize a gain or a loss.

         Risks Associated with Options and Futures. Losses involving index futures contracts and index options can sometimes be substantial, in part because a relatively small price movement in an index option or an index futures contract may result in an immediate and substantial loss or gain for a Portfolio. The Portfolios will not use futures and options contracts for speculative purposes or as leveraged investments that magnify the gains or losses on an investment. Rather, each relevant Portfolio will keep separate cash or cash-equivalent securities in the amount of the obligation underlying the futures contract. Only a limited percentage of a Portfolio's assets - up to 5% if required for deposit and no more than 20% of total assets - may be committed to such contracts.

         Additional risks associated with the intended use by the S&P 100 Plus and PSE Tech 100 Index Portfolios of index futures contracts and index options include the following:

                  (1) An imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock index that the instrument is designed to simulate;

                  (2) An imperfect correlation between the price movement in the index underlying the futures contract or option agreement and the price movement in the index which the relevant Portfolio seeks to match; and

                  (3) The possibility of no liquid secondary market for a futures contract or option and the resulting inability to close a position prior to its maturity date.

A Portfolio will seek to minimize the risk of imperfect correlation by investing only in those futures contracts and options whose behavior is expected to resemble that of the Portfolio's underlying securities. A Portfolio will also seek to reduce the risk of being unable to close out a futures position by entering into such transactions on registered securities exchanges with an active and liquid secondary market.

LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, each Portfolio may lend its portfolio securities to brokers, dealers and other institutional investors, provided the Portfolio receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By reinvesting the collateral it receives in these transactions, a Portfolio could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Portfolio could lose money. For the purposes of this policy, a Portfolio considers collateral consisting of U.S. Government Securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. During the term of the loan, the Portfolio is entitled to receive interest and other distributions paid on the loaned securities, as well as any appreciation in the market value. The Portfolio is also entitled to receive interest from the institutional borrower based on the value of the securities loaned. From time to time, a Portfolio may return to the borrower, and/or a third party which is unaffiliated with Principal Preservation and which is acting as a "placing broker," a part of the interest earned from the investment of the collateral received for securities loaned.

         A lending Portfolio does not have the right to vote the securities loaned during the existence of the loan, but can call the loan to permit voting of the securities if, in the Advisors' judgment, a material event requiring a shareholder vote would otherwise occur before the loan is repaid. In the event of bankruptcy or other default of the borrowing institution, the lending Portfolio could experience delays in liquidating the loan collateral or recovering the loaned securities, and incur risk of loss including: (1) possible decline in the value of the collateral or in the value of the securities loaned during the period while the lending Portfolio seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. To minimize these risks, the Advisors evaluate and continually monitor the creditworthiness of the institutional borrowers to which the lending Portfolio lends its securities.

         To minimize the foregoing risks, each Portfolio's securities lending practices are subject to the following conditions and restrictions: (1) no Portfolio may make such loans in excess of 33% of the value of its total assets;
(2) the lending Portfolio must receive cash collateral in an amount at least equal to 100% of the value of the securities loaned; (3) the institutional borrower must be required to increase the amount of the cash collateral whenever the market value of the loaned securities rises above the amount of the collateral; (4) the lending Portfolio must have the right to terminate the loan at any time; (5) the lending Portfolio must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities and any increase in the market value of the loaned securities; and (6) the lending Portfolio may not pay any more than reasonable custodian fees in connection with the loan.

FOREIGN SECURITIES

         The Select Value Portfolio may invest a portion of its assets in securities of foreign issuers not publicly traded in the United States, as well as ADRs and securities of Canadian issuers. Foreign securities are more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. Currency fluctuations will affect the net asset value of foreign securities held by the Select Value Portfolio regardless of the performance of the underlying asset or investment.

OTHER INVESTMENT PRACTICES

         In addition to the investment policies and programs described above, any of the Portfolios may make short sales of already owned securities, the Select Value and PSE Tech 100 Index Portfolios may invest temporarily in short-term, fixed-income securities, the Tax-

Exempt and Government Portfolios may enter into forward commitments, and the Select Value Portfolio may enter into repurchase agreements.

         Short Sales "Against-the-Box." Any of the Portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short, and that not more than 10% of the Portfolio's net assets (determined at the time of short sale) may be held as collateral for such sales. A Portfolio may make such short sales "against-the-box", for example, to defer the realization of a gain for federal income tax purposes.

         Short-Term Investments. Each Portfolio may have uncommitted cash positions which result from: (1) the temporary holding of proceeds from sales of Portfolio shares pending investment; (2) maintaining liquidity for anticipated redemptions; or (3) temporary defensive strategies, such as when the securities markets or economic conditions are expected to enter a period of decline. Under normal conditions, a Portfolio's liquid assets will be limited to 5% of the Portfolio's total assets, although the Advisors have discretion to increase a Portfolio's cash position without limit for temporary defensive purposes.

         The Portfolios will invest such uncommitted cash in short-term, money market instruments, including U.S. Treasury bills or other U.S. Government Securities; certificates of deposit; banker's acceptances and time deposits; high quality commercial paper, variable rate demand notes, repurchase agreements and other short-term high grade corporate obligations; and shares of money market mutual funds.

         A variable rate demand note is issued pursuant to a written agreement between the issuer and the holder. Its amount may from time to time be increased by the holder (subject to an agreed maximum), or decreased by the holder or the issuer. The rate of interest payable on the security varies with an agreed formula and the security is typically rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. A Portfolio will not purchase such a variable rate demand note unless, at the time of purchase, the issuer has unsecured debt securities outstanding that are ranked within the two highest categories by a Nationally Recognized Statistical Rating Organization or, if the note is itself rated, its ratings fall within such category(ies).

         To the extent a Portfolio invests in shares of money market mutual funds, investment management and administrative fees, distribution costs and other operating expenses incurred by those funds would be duplicative of those incurred by the Portfolio, and would reduce the return received by the Portfolio on assets so invested. No Portfolio may invest more than 10% of its total assets in securities of other investment companies. See "Investment Program - Investments in Other Investment Companies" in the Statement of Additional Information.

         Repurchase Agreements. Each Portfolio may buy securities with the understanding that the seller will buy them back with interest at a later date. The Advisors do not intend to invest more than 5% of the total assets of any Portfolio in such instruments. A repurchase agreement is an agreement between a seller and a buyer, whereby the seller agrees to repurchase the security sold at an agreed upon price and, usually, at a stated time.

         Repurchase agreements carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities itself. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order the securities to be sold to pay off the seller's debts. To minimize the risk of loss, a Portfolio will segregate as collateral readily marketable securities (generally cash or U.S. Government Securities) with a market value equal to, or in excess of, the market value of the securities which are subject to the repurchase agreement.

         Forward Commitments. The Tax-Exempt and Government Portfolios may purchase securities for future delivery, which may increase the Portfolios' overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. The Portfolios do not plan to engage in forward commitment transactions if, after such purchase, more than 5% of the Portfolio's net assets would consist of such securities. See "When-Issued and Delayed Delivery Transactions" in the Statement of Additional Information.

PORTFOLIO TURNOVER

         In general, the greater the volume of buying and selling by a mutual fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. A mutual fund with turnover in excess of 100% engages in a high volume of buying and selling, and likely will pay more brokerage commissions and realize more taxable gains than a mutual fund with less turnover.

         High portfolio turnover rates also may result in the realization of substantial net short-term gains, and any distributions resulting from such gains will be ordinary income for federal income tax purposes. All of the Portfolios are expected to have portfolio turnover rates below 100%, except that the turnover rates for the Government and Select Value Portfolios are expected to be between 100% and 200%. The portfolio turnover rates for each Portfolio are included in its Financial Highlights Table in this prospectus.

         The portfolio turnover rates for the S&P 100 Plus and PSE Tech 100 Index Portfolios are expected to be under 50%, because of their passive investment management approach. However, because the PSE Technology Index is "price weighted," higher turnover and brokerage expenses may occur than if the Index's component stocks were not given a percentage weighting based on price. Ordinarily, the S&P 100 Plus and PSE Tech 100 Index Portfolios will sell securities only to reflect certain administrative changes in their respective Indices (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the Portfolio while maintaining the similarity of the Portfolio to their respective Indices. Upon notice of a change in the composition of respective Indices, each Portfolio intends to adjust its investments as soon as reasonably practicable to more closely replicate its Index. The S&P 100 Plus Portfolio also anticipates some trading activity related to its over/underweighting strategies, separate and apart from changes in the Indices.


                             INVESTMENT RESTRICTIONS

GENERAL

         In attempting to achieve its individual investment objective, each Portfolio follows an investment program, practices and strategies which are subject to numerous limitations and restrictions. Each Portfolio's investment objective is fundamental, meaning it cannot be changed unless the Portfolio's shareholders approve the change. However, except as expressly denoted as fundamental, a Portfolio's investment program and its limitations and restrictions are nonfundamental, meaning they can be altered or eliminated by Principal Preservation's Board of Directors without shareholder approval.

SPECIFIC RESTRICTIONS

         In addition to the limitations and restrictions that apply to each Portfolio's investment program described in this Prospectus, each Portfolio also is subject to a number of additional fundamental investment restrictions which are described in the Statement of Additional Information under the Section titled "Investment Restrictions." Among these restrictions is a prohibition on purchasing a security, other than a U.S. Government Security (and, in the case of the S&P 100 Plus and PSE Tech 100 Index Portfolios, a security necessary to approximate the composition of an index), if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of the issuer, or if the Portfolio would own more than 10% of the outstanding voting securities of the issuer.

        Another fundamental restriction provides that no Portfolio may borrow money or property except for temporary or emergency purposes. If a Portfolio borrows money it will only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). No Portfolio may pledge more than 15% of its net assets to secure such borrowings. In the event a Portfolio's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not purchase securities until its borrowings are reduced to less than 5% of total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with the hedging activities of a Portfolio are not deemed to be a pledge of assets.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

         The Board of Directors of Principal Preservation is responsible for management of Principal Preservation and provides broad supervision over its affairs. The Advisors are responsible for each Portfolio's investment management, and Principal Preservation's officers are responsible for each Portfolio's and Principal Preservation's overall operations.

THE ADVISORS

         Each Portfolio is managed by Ziegler Asset Management pursuant to the terms of one of two Investment Advisory Agreements (together the "Advisory Agreements"). One Advisory Agreement relates to the Government, Tax-Exempt, S&P 100 Plus, Select Value and PSE Tech 100 Index Portfolios, and the other relates to the Dividend Achievers Portfolio. Skyline assists, as sub-advisor, with the management of the Select Value Portfolio pursuant to the terms of a sub-advisory agreement (the "Sub-Advisory Agreement") by and among Principal Preservation, Ziegler Asset Management and Skyline.

         Ziegler Asset Management had approximately $1.2 billion under discretionary management as of December 31, 1997. Ziegler Asset Management serves as investment advisor to all eight mutual funds included in the Principal Preservation family of funds, and privately manages numerous customer advisory accounts. Ziegler Asset Management is a wholly-owned subsidiary of The Ziegler Companies, Inc., a publicly-owned financial services holding company.

         Skyline is a Delaware limited partnership. Skyline's general partner is Affiliated Managers Group, Inc. ("AMG") and its limited partners are corporations owned by five Skyline officers, William M. Dutton, Kenneth S. Kailin, Stephen F. Kendall, Geoffrey F. Lutz and Michael Maloney. AMG is a Boston-based private holding company that makes equity investments in investment management firms.

         AMG is a Delaware corporation which is publicly traded on the New York Stock Exchange. It is an asset management holding company that acquires interests in investment management firms. Since its founding in December, 1993, AMG has grown to ten investment management firms with over $40.0 billion in assets under management. The executive offices of AMG are located at Two International Place, 23rd Floor, Boston, Massachusetts 02110.




         Pursuant to the terms of the Advisory Agreements, the Advisors provide the Portfolios with overall investment advisory and administrative services. Subject to such policies as the Board of Directors may determine, the Advisors make investment decisions on behalf of each Portfolio, make available research and statistical data in connection therewith, and supervise the acquisition and disposition of investments by each Portfolio, including the selection of broker-dealers to carry out portfolio transactions. The Advisors bear all of their own expenses of providing services under the Advisory Agreement and Sub-Advisory Agreement and pays all salaries, fees and expenses of the officers and Directors of Principal Preservation who are affiliated with them. The Portfolios bear all other expenses including, but not limited to, necessary office space, telephone and other communications facilities and personnel competent to perform administrative, clerical and shareholder relations functions; salary, fees and expenses (including legal fees) of those Directors, officers and employees of Principal Preservation who are not officers, directors or employees of the Advisors; interest expenses; fees and expenses of the Distributor, Custodian, Transfer Agent and Dividend Disbursing Agent; administrative expenses; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities, expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; accounting and legal costs; insurance premiums; expenses of maintaining Principal Preservation's legal existence and of shareholders' meetings; expenses of preparation and distribution to existing shareholders of reports, proxies and Prospectuses; and fees and expenses of membership in industry organizations. Fees common to more than one Portfolio are prorated among them based on their total assets.

         Under the Advisory Agreements, each Portfolio pays Ziegler Asset Management an annual fee, in monthly installments, based on the average daily net assets of the Portfolio. Pursuant to the terms of the Sub-Advisory Agreement, Ziegler Asset Management pays Skyline a portion of the advisory fee it receives from the Select Value Portfolio. The Select Value Portfolio is not responsible for making any payments to Skyline. While the advisory fees of the Select Value and Dividend Achievers Portfolios are higher than the fees paid by most mutual funds, Principal Preservation's Board of Directors believes they are consistent with the fees paid by funds with investment characteristics and objectives similar to those Portfolios.

THE DISTRIBUTOR, CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

         B.C. Ziegler and Company ("Ziegler") serves as the Distributor of the shares of each Portfolio pursuant to a Distribution Agreement; provides accounting and other administrative services, including daily valuation of the shares of each Portfolio, pursuant to an Accounting/Pricing Agreement; and provides transfer agent services pursuant to a Transfer and Dividend Disbursing Agency Agreement. Ziegler is registered with the SEC as a securities broker-dealer and is a member of the National Association of Securities Dealers. Ziegler has been engaged in the underwriting of debt securities for more than 75 years. Like Ziegler Asset Management, Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., and its principal executive offices are located at 215 North Main Street, West Bend, Wisconsin 53095. Ziegler Thrift Trading, Inc., another affiliate of Ziegler Asset Management which is a registered broker-dealer, may effect portfolio securities transactions as agent for the Portfolios and in that capacity receives brokerage commissions from the Portfolio. See "Portfolio Transactions and Brokerage."

         The Distribution Agreement appointing Ziegler as Principal Preservation's Distributor provides that Ziegler is entitled to receive a commission on its sales of the shares of each Portfolio at the rate disclosed in Principal Preservation's current Prospectus (see "Purchase of Shares"). When Ziegler sells Class A shares, it is entitled to a commission equal to the amount of the front-end sales charge, if any, paid by the investor. When Ziegler sells Class B shares, Ziegler receives no commission at the time of the sale. However, if the investor redeems the Class B shares at a time when they remain subject to a contingent redeferred sales charge, Ziegler is entitled to receive the contingent deferred sales charge. If an investor purchases shares of a Portfolio through a Selected Dealer that has entered into a selling agreement with Ziegler, Ziegler will pay a commission to the Selected Dealer. See "Purchasing Shares." Principal Preservation also reimburses Ziegler for certain expenditures incurred by it in connection with the distribution of Principal Preservation's shares pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. See "Distribution Expenses."

         The Distribution Agreement continues from year to year if it is approved annually by Principal Preservation's Board of Directors, including a majority of those Directors who are not interested persons of Principal Preservation, or by a vote of the holders of a majority of the outstanding shares. The Distribution Agreement may be terminated at any time by either party on 60 days written notice and will automatically terminate if assigned.

         The Accounting/Pricing Agreement provides that Ziegler is entitled to receive a fee for its accounting services at an annual rate of .03 of 1% of a Portfolio's total assets of $30 million but less than $100 million, .02 of 1% of a Portfolio's total assets of $100 million but less than $250 million and .01 of 1% of a Portfolio's total assets of $250 million or more, with a minimum fee of $19,000 per Portfolio per year, plus expenses. The Transfer and Dividend Disbursing Agency Agreement provides that Ziegler is entitled to receive compensation deemed reasonable by the Board of Directors of Principal Preservation for services provided thereunder. The rate of compensation is currently set at $13.50 per account for the

Tax-Exempt, Government and PSE Tech 100 Index Portfolios and $8.50 per account for the S&P 100 Plus, Select Value and Dividend Achievers Portfolios. Principal Preservation also reimburses Ziegler for all out-of-pocket expenses incurred in providing such services. As Transfer and Dividend Disbursing Agent, Ziegler may also collect certain fees from shareholders as disclosed in this Prospectus.

         Firstar Trust Company serves as the custodian of each Portfolio's assets, pursuant to a Custodian Servicing Agreement.


                                PURCHASING SHARES

GENERAL INFORMATION

         You may buy Class A shares of any of the Portfolios and Class B shares of the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios through Ziegler and Selected Dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

         Banks, acting as agents for their customers and not for any Portfolio or the Distributor, from time to time may purchase Portfolio shares for the accounts of such customers. Generally, the Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Should the activities of any bank, acting as agent for its customers in connection with the purchase of the shares of any Portfolio, be deemed to violate the Glass-Steagall Act, management will take whatever action, if any, is appropriate in order to provide efficient services for the Portfolio. Management does not believe that a termination in the relationship with a bank would result in any material adverse consequences to the Portfolio. In addition, state securities laws on this issue may differ, and banks and financial institutions may be required to register as dealers pursuant to state law. Investors should be aware that the shares of the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency.

         Principal Preservation will issue share certificates only if you so request in writing, and then only for full shares. You must make a new written request for a share certificate each time you purchase shares. Principal Preservation does not charge a fee to issue a share certificate. You cannot use certain shareholder services, including telephone redemptions and exchanges and any systematic withdrawal, for certificated shares. Before you can redeem, transfer or exchange shares held in certificate form, you must deliver the share certificate to the Transfer Agent in negotiable form (with a signature guarantee). Share certificates may not be available for some retirement accounts.

MINIMUM PURCHASE AMOUNTS

         The Portfolios have established minimum amounts that a person must invest to open an account initially, and to add to the account at later times. The Portfolios have established these minimum investment amounts in order to help control their operating expenses. Each Portfolio incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. Accordingly, the acceptance and maintenance of small shareholder accounts and small additional investments increases a Portfolio's operating expense ratio, and adversely affects its total return. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for each of the Portfolios for various types of investors.


                                                            MINIMUM INITIAL          MINIMUM ADDITIONAL
TYPE OF INVESTOR                                           INVESTMENT AMOUNT         INVESTMENT AMOUNT(1)
----------------                                           -----------------         --------------------
All investors, except special investors listed                  $1,000                        $50
below

IRAs, Keogh plans, self-directed retirement                       $500                        $25
accounts and custodial accounts under the Uniform
Gifts/Transfers to Minors Act (see "Shareholder
Services")

Purchases through  Systematic  Purchase Plans (see                $100                       $100(2)
"Shareholder Services - Systematic Purchase Plan")

---------------------------

(1) There is no minimum additional investment requirement for purchases of shares of any of the Portfolios if: (i) the purchase is made in connection with an exchange from another mutual fund within the Principal Preservation family of funds (see "Redeeming and Exchanging Shares - Exchanging Shares"); (ii) reinvestment of distributions received from another mutual fund within the Principal Preservation family of funds or from various unit investment trusts sponsored by Ziegler; (iii) the reinvestment of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II; and (iv) reinvestments of interest payments on bonds underwritten by Ziegler.

(2) The minimum subsequent monthly investment under a Systematic Purchase Plan is reduced to $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until the account balance reaches $500, after which the minimum additional investment amount is reduced to $25. The minimum subsequent investment amount also is reduced to $50 for all other accounts with balances of $1,000 or more.

PURCHASING CLASS A SHARES

         Front-End Sales Charge. You may purchase Class A shares of each Portfolio at net asset value plus a maximum front-end sales charge of 3.50% of the public offering price for the Tax-Exempt and Government Portfolios, and 5.25% of the public offering price for the S&P 100 Plus, Dividend Achievers, Select Value and PSE 100 Index Portfolios. The front-end sales charge is reduced or eliminated on certain purchases, as described below.

         The table below shows the front-end sales charges (expressed as a percentage of the public offering price and of the net amount invested) and dealer concessions in effect for sales of Class A shares of each of the Portfolios. None of the Portfolios will issue shares for consideration other than cash, except in the case of a bonafide reorganization or statutory merger or in certain other acquisitions of portfolio securities which meet the requirements of applicable state securities laws. See "Purchase of Shares" in the Statement of Additional Information.



                                                 PUBLIC OFFERING        NET AMOUNT       SELECTED DEALER
                  SIZE OF INVESTMENT                   PRICE             INVESTED        REALLOWANCE(1)
                  ------------------                   -----             --------        --------------
TAX-EXEMPT AND GOVERNMENT PORTFOLIOS:

Less than $25,000                                     3.50%               3.63%                3.00%

$25,000 but less than $50,000                         3.00%               3.09%                2.75%

$50,000 but less than $100,000                        2.50%               2.56%                2.25%

$100,000 but less than $250,000                       2.00%               2.04%                1.75%

$250,000 but less than $500,000                       1.50%               1.52%                1.25%

$500,000 but less than $1,000,000                     1.00%               1.01%                1.00%

$1,000,000 or more                                     None                None                None

                           SHAREHOLDERS AS OF CLOSE OF BUSINESS ON
                                     SEPTEMBER 5, 1997(2)
S&P 100 PLUS, SELECT       ------------------------------------------- -------------------------------------------
VALUE, DIVIDEND               PUBLIC                      SELECTED        PUBLIC         NET         SELECTED
ACHIEVERS AND PSE TECH       OFFERING     NET AMOUNT       DEALER        OFFERING      AMOUNT         DEALER
100 INDEX PORTFOLIOS          PRICE        INVESTED    REALLOWANCE(1)     PRICE       INVESTED    REALLOWANCE(1)
-------------------------- ------------- ------------- --------------- ------------- ------------ ---------------
Less than $25,000             4.50%         4.71%          4.00%          5.25%         5.54%         4.50%
-------------------------- ------------- ------------- --------------- ------------- ------------ ---------------

$25,000, but less than        4.50%         4.71%          4.00%          5.00%         5.26%         4.25%
$50,000
-------------------------- ------------- ------------- --------------- ------------- ------------ ---------------

$50,000, but less than        4.00%         4.17%          3.50%          4.75%         4.98%         4.25%
$100,000
-------------------------- ------------- ------------- --------------- ------------- ------------ ---------------

$100,000, but less than       3.50%         3.63%          3.00%          3.75%         3.40%         3.25%
$250,000
-------------------------- ------------- ------------- --------------- ------------- ------------ ---------------

$250,000, but less than       3.00%         3.09%          2.60%          3.00%         3.09%         2.50%
$500,000
-------------------------- ------------- ------------- --------------- ------------- ------------ ---------------

$500,000, but less than       2.00%         2.04%          1.80%          2.00%         2.04%         1.80%
$1,000,000
-------------------------- ------------- ------------- --------------- ------------- ------------ ---------------

$1,000,000 or more             None          None          0.50%           None         None          0.50%
-------------------------- ------------- ------------- --------------- ------------- ------------ ---------------


-----------------

(1) In addition to the Selected Dealer Reallowance shown above, the Distributor may pay an additional commission to participating dealers and other participating financial institutions acting as agent for their customers in an amount up to the difference between the sales charge and the Selected Dealer Reallowance in respect of the shares sold. The Distributor may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to Selected Dealers. The Distributor's sales representatives may not qualify to participate in some of these incentive compensation programs and the Distributor may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. In addition to the Selected Dealers Reallowances reflected in the table, the Distributor may from time to time pay an additional concession to a Selected Dealer which employs a registered representative who sells, during a specific period, a minimum dollar amount of shares, or may pay an additional concession to Selected Dealers on such terms and conditions as the Distributor determines. In no event will such additional concession paid by the Distributor to the Selected Dealer exceed the difference between the sales charge and the Selected Dealer Reallowance in respect of shares sold by the qualifying registered representatives of the Selected Dealer. Selected Dealers who receive a concession may be deemed to be "underwriters" in connection with sales by them of such shares and in that capacity they may be subject to the applicable provisions of the Securities Act of 1933.

(2) Persons who held shares in any of the S&P 100 Plus, Dividend Achievers, Select Value or PSE Tech 100 Index Portfolios as of the close of business on September 5, 1997 may purchase Class A shares of the Portfolio(s) in which they held such shares at these reduced front-end sales charges through December 31, 1998. After that date, these shareholders will pay the same front-end sales charges for Class A shares as other investors.

         Reduced Front-End Sales Charges. There are several ways to pay a lower sales charge. One is to increase the initial investment to reach a higher discount level. The scale in the table above is applicable to initial purchases of Principal Preservation shares by any "purchaser." The term "purchaser" includes (1) an individual, (2) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts, (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account, (4) a pension, profit-sharing, or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code, (5) tax-exempt organizations enumerated in Section 501(c)(3) or
(13) of the Code, (6) employee benefit plans qualified under Section 401 of the Code of a single employer or employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act, or (7) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

         Another way to pay a lower sales charge is for a "purchaser" to add to his investment so that the current offering price value of his shares, plus the new investment, reach a higher discount level. For example, if the current offering price value of the shares held by a shareholder in the Portfolios equals $100,000, the shareholder will pay a reduced sales charge on additional purchases of shares. If the shareholder invested an additional $100,000, the sales charge would be 2.00% in the Government and Tax-Exempt Portfolios on that additional investment and 3.75% in the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios. Your holdings of Class A and Class B shares in all Portfolios which have a sales charge will be aggregated in determining the break-point at which you are entitled to purchase in any Portfolio.

         A third way is for a "purchaser" to sign a non-binding statement of intention to invest $25,000 or more over a 13 month period in any one or combination of Principal Preservation Portfolios which have a sales charge. If the purchases are completed during that period, each purchase will be at a sales charge applicable to the aggregate of the shareholder's intended purchases. Under terms set forth in the statement of intention, shares valued at 5% of the amount of intended purchase are escrowed and will be redeemed to cover the additional sales charge payable if the statement is not completed. Any remaining shares held in escrow will be released to the purchaser. A purchaser will continue to earn dividends and capital gains distributions declared by a Portfolio with respect to shares held in escrow.

         A reduced front-end sales charge is also available on the purchase of Class A shares by members of a qualified group. The sales charge for such persons is calculated by taking into account the aggregate dollar value of shares of all Principal Preservation shares sold subject to a sales charge being purchased or currently held by all members of the group. Further information on group purchases is contained in "Purchase of Shares" in the Statement of Additional Information.

         Finally, Class A shares may be purchased with a reduced sales charge of
0.50 of 1% by directors of The Ziegler Companies, Inc. who are not also employees of Ziegler.

         To receive the benefit of the reduced sales charge, the shareholder must inform Principal Preservation, Ziegler or the Selected Dealer that the shareholder qualifies for such a discount.

         Purchases Without a Front-End Sales Charge. Class A shares of the Portfolios may be purchased at net asset value (that is, without a front-end sales charge) by various types of purchasers as described below.


$1.0 Million Purchases              Class A shares may be purchased at net asset
                                    value by a purchaser purchasing at least
                                    $1.0 million of shares or the value of whose account at the time of purchase is at least
                                    $1.0 million, provided if the purchase is made through a Selected Dealer who has executed a dealer agreement with Ziegler.
                                    The term "purchaser" has the meaning
                                    described in "Reduced Front-End Sales
                                    Charges," above. The Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75 of 1% of the amount invested.
                                    All or a part of such payment may be
                                    conditioned on the monies remaining invested with Principal Preservation for a minimum period of time.


Employee Benefit Plans              Any pension, profit sharing or other
                                    employee benefit plan qualified under
                                    Section 401 of the Internal Revenue Code that purchased shares prior to July 1, 1998 may continue to purchase Class A shares at net asset value. If such a plan purchases shares of any of the Portfolios through a Selected Dealer, the Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75 of 1% of the amount invested.

State and Municipal Governments     Class A shares of the Portfolios also may be
and Charities                       purchased at net asset value a without a
                                    sales charge by any state, county or city, or any instrumentality, department, authority or agency thereof, and by any nonprofit organization operated for religious, charitable, scientific, literary, educational or other benevolent purpose which is exempt from federal income tax pursuant to Section 501(c)(3) of the Internal Revenue Code; provided that any such purchaser must purchase at least
                                    $500,000 of Class A shares, or the value of such purchaser's account at the time of purchase must be at least $500,000.

Investors Transferring From         Class A shares may also be purchased at net
Unrelated Load Funds                asset value when payment for those shares
                                    represents the proceeds from the redemption of shares of another mutual fund which charges a sales charge and which is not part of Principal Preservation. A purchase of shares of Principal Preservation may be made at net asset value under this provision regardless of whether the sales charge was paid on the shares redeemed in the unrelated fund. However, the redemption of those shares must have occurred no more than 90 days prior to the purchase of shares of Principal Preservation. The Distributor may make a payment or payments, out of its own funds, to Selected Dealers effecting such exchanges, in an amount not to exceed 0.50 of 1% of the amount invested. All or a part of such payment may be conditioned upon the monies remaining invested with Principal
                                    Preservation for a minimum period of time.


Persons Associated with             Class A shares may be purchased at net
Principal Preservation and Its      asset value by: Directors and officers of
Service Providers                   Principal Preservation (including shares
                                    purchased jointly with or individually by
                                    any such person's spouse and shares
                                    purchased by any such person's children or
                                    grandchildren under age 21); employees of
                                    Ziegler, Selected Dealers and Skyline, and
                                    the trustee or custodian under any pension
                                    or profit-sharing plan established for the
                                    benefit of the employees of any of the
                                    foregoing. The term "employee" includes an
                                    employee's spouse (including the surviving
                                    spouse of a deceased employee), parents
                                    (including step-parents and in-laws),
                                    children, grandchildren under age 21,
                                    siblings, and retired employees.

Reinvestments of Distributions     Class A shares may be purchased without a
From Principal Preservation        sales charge upon the reinvestment of
Mutual Funds and Other Investment  distributions from any Principal Preservation
Vehicles Sponsored by Ziegler      mutual fund, or investment of distributions
                                   from various unit investment trusts sponsored by Ziegler; the reinvestment of principal or interest payments on bonds issued by Ziegler
                                   Mortgage Securities, Inc. II; or the
                                   reinvestment of interest payments on bonds underwritten by Ziegler.

Purchases Through Certain          Class A shares may be purchased without a
Investment Programs                sales charge through an asset allocation
                                   program, wrap fee program or similar program of services offered or administered by a broker-dealer, investment advisor, financial institution or other service provider, provided the program meets certain standards established from time to time by Ziegler. You should read the program materials provided by the service provider, including information related to fees, in conjunction with this Prospectus. Certain features of a Portfolio may not be available or may be modified in connection with the program of services. When shares are purchased this way, the service provider, rather than you as the service provider=s customer, may be the shareholder of record for the shares. The service provider may charge fees of its own in connection with your participation in the program of services. Certain service providers may receive compensation from
                                   Principal Preservation and/or Ziegler for providing such services.

Reinvestment Privilege             If you redeem Class A shares, you may
                                   reinvest all or part of the redemption
                                   proceeds in Class A shares of the same
                                   Portfolio, without a front-end sales charge, if you send written notice to Principal
                                   Preservation or the Transfer Agent not more than 90 days after the shares are redeemed.
                                   Your redemption proceeds will be reinvested on the basis of net asset value of the shares in effect immediately after receipt of the written request. You may exercise this reinvestment privilege only once upon redemption of your shares. Any capital gains tax you incur on the redemption of your shares is not altered by your subsequent exercise of this privilege. If the redemption resulted in a loss and reinvestment is made in shares, the loss will not be recognized.

PURCHASING CLASS B SHARES


         You may purchase Class B Shares of any of the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lessor of the current net asset value or original cost) if you redeem your Class B shares within six years after purchase. No contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Portfolio on your Class B shares. To reduce your cost, when you redeem shares in a Portfolio, you will redeem either shares that are not subject to a contingent deferred sales charge (i.e., those purchased through the reinvestment of dividends and capital gains), if any, or shares with the lowest contingent deferred sales charge. The contingent deferred sales charge is waived upon redemption of shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, to meet certain retirement plan requirements, or for systematic withdrawal plans not to exceed 10% annually.


         Contingent Deferred Sales Charge. The table below shows the contingent deferred sales charge applicable to Class B shares of the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios based on how long you hold the shares before redeeming them. The percentages reflected in the table are based on the lessor of the net asset value of your Class B shares at the time of purchase or at the time of redemption.


HOLDING                                        CONTINGENT DEFERRED SALES CHARGE
-------                                        --------------------------------
1 Year or less                                               5.00%

More than 1 Year, but less than 3 Years                      4.00%

3 Years, but less than 4 Years                               3.00%

4 Years, but less than 5 Years                               2.00%

5 Years, but less than 6 Years                               1.00%

6 Years or More(1)                                           None

-------------------------

(1) Class B shares convert to Class A shares automatically after eight years.

         Selected Dealers who sell Class B shares of a Portfolio receive a commission from Ziegler in an amount equal to 4.00% of the net asset value of the shares sold.

METHODS FOR PURCHASING SHARES

         All purchases must be in U.S. dollars and your check must be drawn on a U.S. bank. Principal Preservation will not accept cash or traveler's checks. If your check does not clear, your purchase will be canceled and you will be responsible for any losses and any applicable fees. When you buy shares by any type of check, wire transfer or automatic investment purchase, you may not be able to redeem the shares for fifteen days or until your check has cleared, whichever is later. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares redeemed has been received by Principal Preservation.

         Your order for the purchase of shares will be deemed to have been received when it is physically received by the Transfer Agent, the Distributor, a Selected Dealer or certain other financial services firms that have entered into an agreement with Principal Preservation appointing the firm as an agent of Principal Preservation for the purpose of accepting share purchase and redemption orders. Such financial services firms are authorized under this agreement to designate other intermediaries to accept share purchase and redemption orders on their behalf. If your purchase order is received prior to the close of trading on the New York Stock Exchange, it will be invested at the net asset value computed for the relevant Portfolio on that day. If your order is received after the close of trading on the New York Stock Exchange, it will be invested at the net asset value determined for the relevant Portfolio as of the close of trading on the New York Stock Exchange on the next business day.

         The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.

                                                                                           TO ADD TO
METHOD                                  TO OPEN A NEW ACCOUNT                         AN EXISTING ACCOUNT
---------------------------------------------------------------------------------------------------------------------
BY   MAIL   OR    PERSONAL  1.       Complete   the  Account   Application  1.       Complete     the     Additional
DELIVERY                             included in this prospectus.                    Investment  form  included with
                                                                                     your     account     statement.
Personally    deliver   or  2.       Make  your   check  or  money   order           Alternatively,  you may write a
send  by  First  Class  or           payable to: "Principal Preservation."           note  indicating  your  account
Express  Mail  or  Private                                                           number.
Delivery Service to:                 Note:  The  amount  of your  purchase
                                     must  meet  the  applicable   minimum  2.       Make  your  check   payable  to
Principal Preservation               initial   investment   account.   See           "Principal Preservation."
215 N. Main Street                   "Purchasing    Shares - Minimum
West Bend WI 53095                   Purchase Amounts."                     3.       Personally  deliver or mail the
                                                                                     Additional  Investment Form (or
                            3.       Personally   deliver   or  mail   the           note)  and your  check or money
                                     completed  Account   Application  and           order.
                                     your check or money order.
---------------------------------------------------------------------------------------------------------------------

AUTOMATICALLY               Not Applicable                                  USE  ONE  OF  PRINCIPAL   PRESERVATION'S
                                                                            AUTOMATIC INVESTMENT  PROGRAMS.  Sign up
                                                                            for  these  services  when you open your
                                                                            account,   or  call  1-800-826-4600  for
                                                                            instructions  on how to add them to your
                                                                            existing account.

                                                                            SYSTEMATIC     PURCHASE    PLAN.    Make
                                                                            regular,   systematic  investments  into
                                                                            your Principal  Preservation  account(s)
                                                                            from   your   bank   checking   or   NOW
                                                                            account.  See  "Shareholder  Services  -
                                                                            Systematic Purchase Plan."

                                                                            AUTOMATIC     DIVIDEND     REINVESTMENT.
                                                                            Unless  you  choose  otherwise,  all  of
                                                                            your    dividends   and   capital   gain
                                                                            distributions   automatically   will  be
                                                                            reinvested   in   additional   Portfolio
                                                                            shares.  You  also  may  elect  to  have
                                                                            your    dividends   and   capital   gain
                                                                            distributions  automatically invested in
                                                                            shares     of     another      Principal
                                                                            Preservation mutual fund.

---------------------------------------------------------------------------------------------------------------------

TELEPHONE                   BY EXCHANGE                                     BY EXCHANGE

1-800-826-4600              Call to establish a new account by  exchanging  Add to an  account by  exchanging  funds
                            funds from an existing Principal  Preservation  from  another   Principal   Preservation
                            account.   See   "Redeeming   and   Exchanging  account.  See  "Redeeming and Exchanging
                            Shares - Exchanging Shares."                    Shares - Exchanging Shares."
====================================================================================================================

                                                                                           TO ADD TO
METHOD                                  TO OPEN A NEW ACCOUNT                         AN EXISTING ACCOUNT

---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES          You may purchase shares in a                   Portfolio You may purchase additional shares in a
FIRMS                       through a broker-dealer or other financial     Portfolio through a broker-dealer or
                            service firm that may charge a transaction     other financial services firm that may
                            fee.                                           charge a transaction fee.

                            Principal Preservation may accept requests to  Principal Preservation may accept
                            purchase shares into a broker-dealer street    requests to purchase additional shares
                            name account only from the broker-dealer.      into a broker-dealer street name
                                                                           account only from the broker-dealer.
====================================================================================================================




                               REDEEMING SHARES

GENERAL INFORMATION

         You may have any or all of your shares redeemed as described below on any day Principal Preservation is open for business. Class A shares will be redeemed at net asset value. Class B shares will be redeemed at net asset value, less the amount of the remaining contingent deferred sales charge, if any, depending on how long you have held the shares. If your redemption order is received prior to the close of the New York Stock Exchange, the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next New York Stock Exchange trading day.

REDEMPTIONS

         The following table describes different ways that you may redeem your shares, and the steps you should follow.



METHOD                             STEPS TO FOLLOW
------                             ---------------
BY TELEPHONE                       If you have completed the Telephone
1-800-826-4600                     Redemption Authorization  and signature
                                   guarantee sections of the Account
                                   Application, you may redeem shares by
                                   calling Principal Preservation. If you did
                                   not sign up for telephone redemptions when
                                   you opened your account and would like to do
                                   so, call, write or stop into Principal
                                   Preservation=s offices and request,
                                   complete, sign and return a Telephone
                                   Redemption Authorization Form.


METHOD                             STEPS TO FOLLOW
------                             ---------------
                                   Please note: You may not redeem shares by
                                   telephone if you hold stock certificates for
                                   those shares. Additionally, shares paid for
                                   by personal, corporate, or government check
                                   cannot normally be redeemed before the 15th
                                   day after the purchase date or until the
                                   check clears.

BY MAIL To redeem shares by mail, send the following information to the Transfer Agent:

Address to:
----------
Principal Preservation                 -    A written request for redemption
215 N. Main Street                          signed by the registered
West Bend WI 53095                          owner(s) of the shares, exactly as
                                            the account is registered,
                                            together with the shareholder's
                                            account number;

                                       -    The certificates for the shares
                                            being redeemed, if any;

                                       -    Any required signature guarantees
                                            (see "Other Information about
                                            Redemptions" below); and

                                       -    Any additional documents which might
                                            be required for redemptions by
                                            corporations, executors,
                                            administrators, trustees, guardians,
                                            or other similar entities.

                                   The Transfer Agent will redeem shares when it has received all necessary documents. You will be notified promptly by the Transfer
                                   Agent if your redemption request cannot be accepted. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

SYSTEMATIC WITHDRAWAL PLAN         You can set up an automatic systematic
                                   withdrawal plan from any of your Principal
                                   Preservation accounts. To establish
                                   the systematic withdrawal plan, complete the
                                   appropriate section of the Account
                                   Application or call, write or stop by
                                   Principal Preservation and request a
                                   Systematic Withdrawal Plan Application Form
                                   and complete, sign and return the Form to
                                   Principal Preservation. See "Shareholder
                                   Services - Systematic Withdrawal Plan."


METHOD                             STEPS TO FOLLOW
------                             ---------------
FINANCIAL SERVICES FIRMS           You also may redeem shares through
                                   broker-dealers, financial advisory
                                   firms and other financial institutions, which
                                   may charge a commission or other transaction
                                   fee in connection with the redemption.

RECEIVING REDEMPTION PROCEEDS

         You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. The Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD                             STEPS TO FOLLOW
------                             ---------------
BY MAIL                            The Transfer Agent mails checks for
                                   redemption proceeds typically within one or
                                   two days, but not later than seven days,
                                   after it receives the request and all
                                   necessary documents. There is no charge for
                                   this service.

BY WIRE                            The Transfer Agent will normally wire
                                   redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer
                                   Agent currently deducts a $12.00 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

OTHER INFORMATION ABOUT REDEMPTIONS

         Telephone Redemptions. By establishing the telephone redemption service, you authorize Ziegler, as Principal Preservation's transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by establishing the telephone redemption services. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, Principal Preservation, or any of their employees fails to abide by these procedures, Principal Preservation may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, none of the

Transfer Agent, Principal Preservation or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

         Signature Guarantees. To protect you, the Transfer Agent and Principal Preservation from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. Signature guarantees are required for: (1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on Principal Preservation's records; (2) any redemptions by mail which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past thirty (30) days; (4) authorizations to redeem by telephone; and (5) requests to transfer the registration of shares to another owner. These requirements may be waived by Principal Preservation in certain instances.

         The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature.

         Closing Small Accounts. If, due to redemption, your account in a Portfolio drops below $500 for three months or more, the Portfolio has the right to redeem your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

         Suspension of Redemptions. Principal Preservation may suspend the right to redeem shares of one or more of the Portfolios for any period during which:
(1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Portfolio(s) to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the shareholders of the Portfolio(s).

         Redemptions In Other Than Cash. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of Principal Preservation, make it undesirable for a Portfolio to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in securities or other property of a Portfolio. However, the Portfolios have obligated themselves under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Portfolio's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Persons receiving such securities would incur brokerage costs when these securities are sold.


                              EXCHANGING SHARES


GENERAL INFORMATION

         Subject to compliance with applicable minimum investment requirements, shares of any Principal Preservation mutual fund (including any of the Portfolios) may be exchanged for shares of the same Class of any other Principal Preservation mutual fund in any state where the exchange legally may be made. Additionally, Class A shares of any Principal Preservation mutual fund (including any of the Portfolios) may be exchanged for Class X (Retail Class) shares of the Cash Reserve Portfolio, and vice versa. Before engaging in any exchange, you should obtain from Principal Preservation and read the current prospectus for the mutual fund into which you intend to exchange. Principal Preservation charges a $5.00 administrative fee for all exchanges.


         An exchange of shares is considered a redemption of the shares of the Principal Preservation mutual fund from which you are exchanging, and a purchase of shares of the Principal Preservation mutual fund into which you are exchanging. Accordingly, you must comply with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you will realize a gain or loss for federal income tax purposes on that sale.

SALES CHARGES APPLICABLE TO EXCHANGES

         Exchanging Class A Shares. If the exchange involves Class A shares, the standard front-end sales charge applicable to purchases of Class A shares of the Principal Preservation mutual fund into which the exchange is being made (as disclosed in the then current prospectus for that Principal Preservation mutual fund) will be charged in connection with the exchange, less any front-end sales charge previously paid by the shareholder with respect to the shares being exchanged, if any. For example, if you were exchanging Class A shares of the Tax-Exempt Portfolio for Class A shares of the S&P 100 Plus Portfolio, you would pay a front-end sales charge on the exchange in an amount equal to the difference between: (a) the front-end sales charge you paid when you purchased your S&P 100 Plus Portfolio shares (a maximum of 5.25%); minus (b) the front-end sales charge applicable to your purchase of Class A shares of the Tax-Exempt Portfolio (a maximum of 3.50%), or a maximum of 1.75%. However, if the shares you are exchanging represent an investment held for at least six months in any one or more Principal Preservation mutual funds (other than the Cash Reserve Portfolio), then Principal Preservation will not charge any additional front-end sales charge in connection with the exchange.

         Exchanging Class B Shares. You may exchange Class B shares in a Portfolio only for Class B shares of another Portfolio. You will not pay a contingent deferred sales charge on any such exchange.

However, the new Class B shares you receive in the exchange will remain subject to a contingent deferred sales charge based on the period of time for which you held the Class B shares you are exchanging.


RULES AND REQUIREMENTS FOR EXCHANGES

         In order to effect an exchange on a particular business day, Principal Preservation must receive an exchange order in good form no later than 3:00 p.m. Eastern Time. Principal Preservation may amend, suspend or revoke this exchange privilege at any time, but will provide shareholders at least 60 days, prior notice of any change at adversely affects their rights under this exchange privilege.


         An excessive number of exchanges may be disadvantageous to Principal Preservation. Therefore, Principal Preservation reserves the right to terminate the exchange privilege of any shareholder who makes more than three exchanges in any twelve consecutive month period or who makes more than one exchange during any calendar quarter.

         The following additional rules and requirements apply to all exchanges:

         - The shares you receive in the exchange must be of the same Class as the shares you are exchanging, except that Class A shares of any Portfolio may be exchanged for Class X shares of the Cash Reserve Portfolio and vice versa.

         - The account into which you wish to exchange must be identical to the account from which you are exchanging (meaning the account into which you are exchanging must be of the same type as the account from which you are exchanging, and the registered owner(s) of the account into which you are exchanging must have the same name(s), address and taxpayer identification or social security number as the registered owner(s) on the account from which you are exchanging).

         - The amount of your exchange must meet the minimum initial or minimum additional investment amount of the Principal Preservation mutual fund into which you are exchanging.

         - If the shares being exchanged are represented by a share certificate, you must sign the certificate(s), have your signature guaranteed and return the certificate(s) with your Exchange Authorization Form.

         Methods for Exchanging Shares. Set forth below is a description of the different ways you can exchange shares of Principal Preservation mutual funds and procedures you should follow when doing so.

METHOD                             STEPS TO FOLLOW
------                             ---------------
BY MAIL OR PERSONAL DELIVERY       Mail your exchange order to Principal
                                   Preservation.
Personally deliver or send by
first class or express mail or
private delivery addressed to:

                                   Please Note:  Principal Preservation must
                                   receive your exchange order no later than
                                   3:00 p.m. Eastern Time in order to effect
Principal Preservation,  215  N.   an exchange on that business day.
Main Street, West Bend, WI
53095


BY TELEPHONE                       You receive telephone exchange privileges
                                   when you open your account. To decline the
1-800-826-4600                     telephone exchange privilege, you must check
                                   the appropriate box on the Application Form
                                   when you open your account.


                                   Call Principal Preservation to order the desired exchange and, if required, to establish a new account for the Principal
                                   Preservation mutual fund into which you wish to exchange.

                                   Telephone exchanges are not available if you have certificated shares.

FINANCIAL SERVICES FIRMS           You may exchange shares through your
                                   broker-dealer or other financial services
                                   firm, which may charge a transaction fee.


                              SHAREHOLDER SERVICES

         Principal Preservation offers a number of shareholder services designed to facilitate investment in Portfolio shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained by calling Principal Preservation at 1-800-826-4600.

         Systematic Purchase Plan. A Systematic Purchase Plan ("SPP") may be established at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is reduced to $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum is further reduced to $25. The minimum subsequent investment is also reduced to $50 for all other accounts with balances of $1,000 or more. By participating in the SPP, you may automatically make purchases of Principal Preservation shares on a regular, convenient basis. Under the SPP, your bank or other financial institution honors pre-authorized debits of a selected amount drawn on your account each month and applied to the purchase of Principal Preservation shares. The SPP can be implemented with any financial institution that will accept the debits. There is no service fee for participating in the SPP. An application and instructions on establishing the SPP are available from your registered representative, the Distributor or Principal Preservation.

         Systematic Withdrawal Plan. You may establish a systematic withdrawal plan if you own or purchase shares having a current offering price value of at least $10,000 in a single Portfolio (except no such minimum applies for distributions from an IRA). The systematic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. The minimum amount you may receive under a systematic withdrawal plan is $150 per month. Normally, you would not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of your new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. You may terminate your systematic withdrawal plan at any time by written notice to Principal Preservation or the Transfer Agent.

         Reinvestment of Distributions or Interest Payments. Unit holders of Ziegler-sponsored unit investment trusts, holders of Ziegler Mortgage Securities, Inc. II bonds and holders of bonds underwritten by Ziegler may purchase shares of Principal Preservation by automatically reinvesting distributions from their unit investment trust, reinvesting principal or interest from their Ziegler Mortgage Securities, Inc. II bonds, or reinvesting interest from the bonds underwritten by Ziegler, as the case may be. Unit holders and bondholders desiring to participate in this plan should contact the Distributor for further information.

         Tax-Sheltered Retirement Plans. Shares of the Portfolios are available for purchase in connection with the following tax-sheltered plans: (1) Individual Retirement Accounts (including Education IRAs, Roth IRAs, Simplified Employee Pension Plan Accounts (SEP-IRAs) and Savings Incentive Match Plan for Employees Accounts (SIMPLE-IRAs)); (2) Keogh plans; (3) 401(k) Plans; and (4) 403(b) Plans for employees of most nonprofit organizations. Detailed information concerning these plans and prototypes of these plans and other information are available from the Distributor. They should be carefully reviewed and considered with your tax or financial adviser. Conventional IRA investors do not receive the benefits of long-term capital gains treatment when funds are distributed from their account.

         Shareholder Statements and Reports. Shareholders receive confirmations at least quarterly regarding their transactions and reports at least semi-annually setting forth various financial and other information related to the Portfolios.

         For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

                              OTHER INFORMATION



DETERMINATION OF NET ASSET VALUE PER SHARE

         Net asset value per share of each Portfolio is determined by adding up the total value of the Portfolio's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Portfolio. The net asset value per share is calculated each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange (the "Exchange"). The calculation is as of the close of regular trading on the Exchange (4:00 p.m. Eastern time) for the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios, 2:30 p.m. Eastern time for the Tax-Exempt Portfolio, and 3:00 p.m. Eastern time for the Government Portfolio.


DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

         Dividends from net investment income will be declared daily and paid monthly in the Government and Tax-Exempt Portfolios, and will be declared and paid quarterly in the S&P 100 Plus, Select Value, Dividend Achievers and PSE Tech 100 Index Portfolios. Dividends may be taken in cash or additional shares at net asset value (without a sales charge). You may also direct the Transfer Agent to invest the dividends in shares of any other Principal Preservation portfolio for which you have an account. The investment occurs on the same day as the dividend distribution date. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, they will be automatically reinvested in additional shares of the relevant Portfolio.

         Capital gains distributions, if any, in all Portfolios will be declared annually and normally will be paid within 45 days after the end of the fiscal year.


TAX STATUS

         Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In order to so qualify, each Portfolio must satisfy a number of requirements, including the requirement that at least 90% of the Portfolio's gross income be derived from dividends, interest and gains from the sale or other disposition of stock or other securities. In determining these gross income requirements, a loss from the sale or other disposition of securities does not enter into the computation.

         Each Portfolio will distribute substantially all of its net income and capital gains. Regulated investment companies, in most instances, pay a nondeductible four percent excise tax on the amount, if any, by which actual distributions of investment income and capital gains are less than distributions required by the Code. Principal Preservation intends to make distributions in a manner which will avoid the excise tax. The federal income tax status of all distributions will be reported to shareholders annually. That part of the Tax-Exempt Portfolio's net investment income which is attributable to interest from tax-exempt securities and which is distributed to shareholders will be designated as an "exempt-interest dividend" under the Code. A Portfolio's distributions are taxable when they are paid, whether a shareholder takes them in cash or reinvests them in additional shares, except that distributions declared in December and paid in January each year are taxable as if paid on December 31 of the earlier year.

         The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority which vary with respect to the taxation of such dividend income. It is possible that some states will exempt from tax that portion of the exempt-interest dividend which represents interest received by the Tax-Exempt Portfolio on that state's securities. Therefore, the Tax-Exempt Portfolio will report annually to its shareholders the percentage of interest income received on a state-by-state basis. You should consult with your tax adviser regarding the extent, if any, to which exempt-interest dividends are exempt under state laws applicable to your dividend distributions.

         A portion of the net investment income of the Government, S&P 100 Plus, Dividend Achievers and PSE Tech 100 Index Portfolios will qualify for the 70% dividends received deduction for corporations.

         Each series of a series company, such as Principal Preservation, is treated as a separate entity for federal income tax purposes so that the net realized capital gains and losses of Principal Preservation's separate portfolios are not combined.

         The foregoing is only a summary of some of the more important tax considerations generally affecting the Portfolios and their shareholders. This discussion is not intended as a substitute for careful tax planning. You are urged to consult your tax advisor with specific reference to your own tax situation.

DESCRIPTION OF SHARES

         The authorized common stock of Principal Preservation consists of one billion shares, par value of $0.001 per share. The shares of Principal Preservation are presently divided into eight series: Tax-Exempt Portfolio, Government Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Wisconsin Tax-Exempt Portfolio and Cash Reserve Portfolio, consisting of 50 million shares in each of the first six Portfolios and 400 million in the Cash Reserve Portfolio. The Tax-Exempt and Government Portfolios offer only Class A shares. Shares of the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios are divided into Class A shares and Class B shares. Shares of the Cash Reserve Portfolio also are divided into two separate classes, Class X Common Stock (the Retail Class) and Class Y Common Stock (the Institutional Class), consisting of 200 million shares each. The Board of Directors of Principal Preservation may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

         Each Portfolio's Classes of shares represent interests in the assets of the Portfolio and have identical dividend, liquidation and other rights. The separate share Classes have the same terms and conditions, except each Class within a Portfolio bears its separate distribution and shareholder servicing expenses. At the discretion of Principal Preservation's Board of Directors, each class may pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Portfolio=s assets, if each class incurs the expenses in different amounts, or if a class receives services of a different kind or to a different degree than the other class within the relevant Portfolio. Each Portfolio allocates all other expenses to each class of its shares on the basis of the net asset value of that class in relation to the net asst value of the particular Portfolio.

         Each share of Principal Preservation, when issued and paid for in accordance with the terms of the offering, will be fully paid and nonassessable. Shares of stock are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share.

         Each share of Principal Preservation has one vote on each matter presented to shareholders. All shares of Principal Preservation vote together on matters that affect all shareholders uniformly, such as in the election of directors. On matters affecting an individual series (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of a series) a separate vote of the shares of that series is required. On matters that uniquely affect a particular class of shares (such as an increase in 12b-1 fees for that Class), a separate vote by the shareholders of that Class of shares is required. Shares of a series or class are not entitled to vote on any matter not that does not affect it.

         As used in the Prospectus, the phrase "majority vote" of the outstanding shares of a Class, Portfolio or Principal Preservation means the vote of the lesser of: (1) 67% of the shares of the Class, Portfolio or Principal Preservation, as the case may be, present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Class, Portfolio or Principal Preservation, as the case may be.

         As a Maryland corporation, Principal Preservation is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract.

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Purchase and sale orders for portfolio securities may be effected through brokers, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Purchases and sales of securities traded over-the-counter may be effected through brokers or dealers. Brokerage commissions on securities and options are subject to negotiation between Principal Preservation and the broker.

         Allocation of transactions, including their frequency, to various dealers is determined by the Advisors in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Principal Preservation may also consider sales of shares of its various series as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution.


DISTRIBUTION EXPENSES

         In addition to the front-end or contingent deferred sales charges that apply to the purchase of shares, each Portfolio is authorized under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors. The Plan permits payments to be made by each Portfolio to the Distributor to reimburse it for expenditures incurred by it in connection with the distribution of each Portfolio's shares to investors, and to provide compensation to the Distributor in connection with sales of Class B shares. The reimbursement payments include, but are not limited to, payments made by the Distributor to selling representatives or brokers as a service fee, and costs and expenses incurred by the Distributor for advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan and performing other promotional or administrative activities on behalf of each of the Portfolios. Plan payments may also be made to reimburse the Distributor for its overhead expenses related to distribution of the Portfolio's shares. No reimbursement may be made under the Plan for expenses of the past fiscal years or in contemplation of expenses for future fiscal years.

         Under the Plan, each Portfolio assesses a service fee of up to 0.25 of 1% of the Portfolio's average daily net assets for both Class A and Class B shares. This shareholder servicing fee is used to reimburse the Distributor for certain shareholder services as described above. In addition, the Portfolios that offer Class B shares assess a distribution fee of 0.75 of 1% of the portion of the Portfolio's average daily net assets represented by its Class B shares. This distribution fee is compensatory in nature, meaning the Distributor is entitled to receive the fee regardless of whether its costs and expenses equal or exceed the fee. Class B shares automatically convert to Class A shares eight years after purchase, after which time the shares no longer are subject to this distribution fee but, like all other Class A shares, remain subject to the service fee.

         The Plan continues in effect, if not sooner terminated, for successive one-year periods, provided that its continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons of any of the Advisors. For further information regarding the Plan, see "Distribution Expenses" in the Statement of Additional Information.



PERFORMANCE INFORMATION

        Performance Information. From time to time the Portfolios may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Portfolio refers to the income generated by an investment in that Portfolio over a one month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. "Total return" of a Portfolio refers to the average annual total return for one, five and ten year periods (or so much thereof as a Portfolio has been in existence). Total return is the change in redemption value of shares purchased with an initial $10,000 investment, assuming the reinvestment of dividends and capital gains distributions, after giving effect to the maximum applicable sales charge. In addition, the Tax-Exempt Portfolio may advertise its "tax equivalent yield," which is computed by dividing that portion of the Portfolio's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt. Performance information should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality of the Portfolios and the market conditions during the time period, and should not be considered as a representation of what may be achieved in the future. Further information is contained in the Statement of Additional Information.

PORTFOLIO RATING

        From time to time the Portfolios may obtain and use a rating from a nationally recognized statistical rating organization. For a description of such ratings, see "Portfolio Ratings" in the Statement of Additional Information.

                   PRINCIPAL PRESERVATION PORTFOLIOS, INC.

               TERMS AND CONDITIONS OF GENERAL APPLICATION FORM

                            ADDITIONAL INVESTMENTS


         After a Shareholder account is established, additional investments in the amount of $50 or more ($25 or more for IRAs, Keogh Plans, Self-Directed Retirement Plan Accounts, and Custodial Accounts under the Uniform Gifts/Transfers to Minors Act) may be made to that existing account at any time. Additional investments will be applied to the purchase of full and fractional shares of the specified Portfolio at the public offering price. These investments should be accompanied by an investment transmittal stub (attached to any previously received shareholder confirmation) and mailed directly to B.C. Ziegler and Company, 215 North Main Street, West Bend, Wisconsin 53095 (the Transfer Agent). Additional investments can also be made through your dealer.


             INFORMATION PERTAINING TO THE STATEMENT OF INTENTION

         Subject to conditions specified below, each purchase during the 13-month period subsequent to the effective date of this application will be made at the public offering price applicable to a single transaction of the dollar amount indicated, as described in the then effective Prospectus. The offering price may be further reduced under the Combined Purchase and Cumulative Investment Privilege if the Transfer Agent is advised of any shares previously purchased and still owned. You understand that you may, at any time during the period, revise upward your stated intention by submitting a written request to that effect. Such revision shall provide for the escrowing of additional shares. The original period of the Statement, however, shall remain unchanged. Each separate purchase made pursuant to the Statement is subject to the terms and conditions contained in the Prospectus in effect at the time of that particular purchase. It is understood that you make no commitment to purchase shares, but that if purchases so made within 13 months from this date do not aggregate the amount specified, you will pay the increased amounts of sales charge prescribed in the terms of escrow. You or your dealer must refer to this Statement of Intention in placing each future order for shares while this Statement is in effect. It is understood that when remitting funds directly to the Transfer Agent for investment in your account, specific reference must be made to this Statement. This cancels and supersedes any previous instructions which you may have given inconsistent with the above. You have received a copy of the current Prospectus to which this application relates.

TERMS OF ESCROW TO THE STATEMENT OF INTENTION

         1. To assure compliance with provisions of the Investment Company Act of 1940, out of the initial purchase (or subsequent purchase if necessary) 5% of the dollar amount indicated on the reverse side hereof will be held in escrow in the form of shares (computed to the nearest full share at the applicable public offering price) registered in your name. These shares will be held by the Transfer Agent and be subject to the terms of escrow.

         2. If total purchases pursuant to this Statement equal the amount of the specified expected aggregate purchase, escrow shares will be released from restriction and be deposited to your account.

         3. If the total purchases pursuant to this Statement are less than the amount specified, you shall remit to the Dealer an amount equal to the difference between the dollar amount of sales charge actually paid and the amount of sales charge which would have been paid on the total purchases if all such purchases had been made at a single time. If the Distributor or the dealer, within 10 business days after request, does not receive this amount, they will instruct the Transfer Agent to redeem an appropriate number of escrow shares to realize such difference. If the proceeds from this redemption are inadequate, you will be liable to the Distributor or the dealer for the difference. The remaining shares after the redemption will be deposited to your account unless otherwise instructed.

         4. You hereby irrevocably constitute and appoint the Transfer Agent as attorney to surrender for redemption any or all shares on the books of Principal Preservation, under the conditions previously outlined, with full power of substitutions in the premises.

         5. Any dividends and capital gain distributions declared by Principal Preservation with respect to escrowed shares will be added to the escrow account.


            COMBINED PURCHASE AND CUMULATIVE INVESTMENT PRIVILEGE

         Shares may be purchased at the offering price applicable to the total of (a) dollar amount then being purchased plus (b) an amount equal to the value of the combined holdings of all series of Principal Preservation that have a sales charge of (1) an individual; (2) an individual, his spouse and their children under the age of 21 purchasing securities for his or their own account;
(3) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account; (4) a pension, profit sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code (the "Code"); (5) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (6) employee benefit plans qualified under Section 401 of the Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Securities Act of 1933, as amended; or (7) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order for this cumulative quantity discount to be made available, the shareholder or his securities dealer must notify B.C. Ziegler and Company of the total holdings in all series of Principal Preservation each time an order is placed.


                            TELEPHONE REDEMPTIONS

         If you elect to redeem by telephone, a signature guarantee must be included with the application. This authorizes and directs Principal Preservation and the Transfer Agent, acting as your attorneys-in-fact, to redeem any or all shares of Principal Preservation pursuant to instructions received by telephone from you or any other person and to wire the proceeds to the bank account designated in your application. You agree that any telephone instructions may be recorded.


                             DEALER AUTHORIZATION

         The dealer, in signing the Authorization, authorizes B.C. Ziegler and Company, as its agent and on its behalf, to purchase from time to time shares of Principal Preservation necessary for the shareholder who has signed the Authorization. B.C. Ziegler and Company is authorized and directed where necessary to cause the shares to be transferred to the name of the shareholder on the books of Principal Preservation to retain and to account to the dealer for the dealer's sales charge due on each purchase, to confirm each direct sale to the shareholder on behalf of the dealer, and to transmit to the shareholder each new Prospectus of Principal Preservation or supplement thereto delivered to it for that purpose. The dealer guarantees the genuineness of the signature(s) on the Authorization and represents that each person who has signed the Authorization is of legal age and not under legal disability. The dealer also represents that it is a duly licensed and registered dealer and that it may lawfully sell the specified securities in the state designated as the investor's mailing address. It further represents, if the sale has been made within the United States, that it is a member of the NASD and has entered into a soliciting dealer agreement with B.C. Ziegler and Company with respect to such shares.


        TERMS AND CONDITIONS FOR ESTABLISHING SYSTEMATIC PURCHASE PLAN

         1. OPENING A SYSTEMATIC PURCHASE PLAN ("SPP"). An SPP may be established at any time by submitting the information requested above to the Transfer Agent. Depending on the date you elect to have automatic investments made, the SPP may take up to 30 days to commence after receipt of the SPP request by the Transfer Agent. There is a minimum initial investment of $100.00 for accounts opened under the SPP, and for subsequent investments ($50 or more for IRAs, Keogh Plans, Self-Directed Retirement Plan Accounts, and Custodial Accounts under the Uniform Gifts/Transfers to Minors Act, until your account balance reaches

$500, after which investments can be made in increments of $25 or more). The additional investment amount drops to $50 for SPP participants whose accounts exceed $1,000.

         2. INVESTMENTS. Principal Preservation shall collect the amount specified from your account at the designated financial institution as hereby authorized, debiting such account to its own order. Other than the sales charge, there are no service fees for participation in the SPP. Principal Preservation shall treat each deposit as if it were made by you directly.

         3. TERMINATION. The privilege of making deposits under this service may be revoked by Principal Preservation without prior notice if any debit is not paid upon presentation. Principal Preservation shall be under no obligation to notify you of the non-payment and Principal Preservation shall have no liability whatsoever with respect thereto. You may discontinue the SPP by written notice to the Transfer Agent which is received at least ten business days prior to the collection date or the SPP may be discontinued at any time by Principal Preservation upon 30 days written notice prior to any collection date.

         4. CHANGES IN ACCOUNT. In order to continue participation in the SPP, you must notify the Transfer Agent in writing of changes in your account. A "Voided" check reflecting the change of account must be attached to the written notification.

         5. AVAILABILITY. The SPP is available only through financial institutions that have agreed to participate in such plans and may not be available to residents of certain states.

                              TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
COVER PAGE................................................................     1
QUICK REFERENCE...........................................................     2
TAX-EXEMPT PORTFOLIO......................................................     8
GOVERNMENT PORTFOLIO......................................................    12
S&P 100 PLUS PORTFOLIO....................................................    16
DIVIDEND ACHIEVERS PORTFOLIO..............................................    21
SELECT VALUE PORTFOLIO....................................................    26
PSE TECH 100 INDEX PORTFOLIO..............................................    31
ADDITIONAL INVESTMENT PRACTICES AND RISKS.................................    36
INVESTMENT RESTRICTIONS...................................................    45
MANAGEMENT................................................................    46
PURCHASING SHARES.........................................................    49
REDEEMING SHARES..........................................................    60
EXCHANGING SHARES.........................................................    64
SHAREHOLDER SERVICES......................................................    66
OTHER INFORMATION.........................................................    68


PRINCIPAL PRESERVATION PORTFOLIOS, INC.

         215 North Main Street
         West Bend, Wisconsin 53095

INVESTMENT ADVISORS

         Ziegler Asset Management, Inc.
         215 North Main Street
         West Bend, Wisconsin 53095

         Skyline Asset Management, L.P.
         (Sub-Advisor to Select Value Portfolio)
         311 South Wacker Drive
         Suite 4500
         Chicago, Illinois 60606

DISTRIBUTOR, ACCOUNTING/PRICING AGENT, AND
TRANSFER AND DIVIDEND DISBURSING AGENT

         B.C. Ziegler and Company
         215 North Main Street
         West Bend, Wisconsin 53095

CUSTODIAN

         Firstar Trust Company
         777 East Wisconsin Avenue
         Milwaukee, WI 53202

COUNSEL

         Quarles & Brady
         411 East Wisconsin Avenue
         Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP
         100 East Wisconsin Avenue
         Milwaukee, Wisconsin 53202

                                  APPENDIX A

                      COMPOSITION OF THE S&P 100 INDEX*

                             (As of May 29, 1998)


                                                                                     PERCENT
TICKER                                                                               OF TOTAL
SYMBOL            COMPANY NAME                                                     COMPOSITION
------            ------------                                                     -----------
ALT               Allegheny Teledyne Inc.                                              0.12
AA                Aluminum Company of America                                          0.29
AEP               American Electric Power Company, Inc.                                0.20
AXP               American Express Company                                             1.30
AGC               American General Corporation                                         0.44
AIG               American International Group, Inc.                                   2.28
T                 American Telephone and Telegraph Company                             2.62
AIT               Ameritech Corporation                                                1.22
AN                Amoco Corporation                                                    1.07
AMP               AMP Incorporated                                                     0.20
ARC               Atlantic Richfield Company                                           0.64
AVP               Avon Products, Inc.                                                  0.27
BHI               Baker-Hughes Incorporated                                            0.16
BAC               BankAmerica Corporation                                              1.90
BAX               Baxter International Inc.                                            0.42
BEL               Bell Atlantic Corporation                                            1.86
BS                Bethlehem Steel Corporation                                          0.03
BDK               Black & Decker Corporation                                           0.13
BA                The Boeing Company                                                   1.48
BCC               Boise Cascade Corporation                                            0.04
BMY               Bristol-Meyers Squibb Company                                        2.80
BC                Brunswick Corporation                                                0.07
BNI               Burlington Northern Santa Fe Corporation                             0.37
CEN               Ceridian Corporation                                                 0.09
CHA               Champion International                                               0.11
C                 Chrysler Corporation                                                 0.95
CI                CIGNA Corporation                                                    0.40
CSCO              Cisco Systems                                                        2.40
CCI               Citicorp                                                             1.76
CGP               Coastal Corporation                                                  0.18
KO                Coca-Cola Company                                                    4.85
CL                Colgate-Palmolive Company                                            0.65
COL               Columbia-HCA Healthcare                                              0.56
CSC               Computer Sciences Corporation                                        0.21
DAL               Delta Air Lines, Inc.                                                0.20
DEC               Digital Equipment Corporation                                        0.21

DOW               Dow Chemical Company                                                 0.53
DD                DuPont (E.I.) de Nemours and Company                                 2.31
EK                Eastman Kodak Company                                                0.60
ETR               Entergy Corporation                                                  0.16
XON               Exxon Corporation                                                    4.62
FDX               FDX Holding Corp.                                                    0.23
FCN               First Chicago NBD Corporation                                        0.67
FLR               Fluor Corporation                                                    0.10
F                 Ford Motor Company                                                   1.65
GD                General Dynamics Corporation                                         0.13
GE                General Electric Company                                             7.27
GM                General Motors Corporation                                           1.14
HAL               Halliburton Company                                                  0.34
HET               Harrah+s Entertainment                                               0.06
HRS               Harris Corporation                                                   0.09
HIG               Hartford Financial Services Group                                    0.31
HNZ               Heinz (H.J.) Company                                                 0.49
HWP               Hewlett-Packard Company                                              1.75
HM                Homestake Mining Company                                             0.06
HON               Honeywell Inc.                                                       0.26
IBM               International Business Machines Corporation                          3.07
IFF               International Flavors & Fragrances Inc.                              0.13
IP                International Paper Company                                          0.35
INTC              Intel Corporation                                                    3.40
JNJ               Johnson & Johnson                                                    2.45
KM                Kmart Corporation                                                    0.25
LTD               Limited (The), Inc.                                                  0.19
MKG               Mallinckrodt Group Inc.                                              0.06
MAY               May Department Stores Company                                        0.38
MCD               McDonald+s Corporation                                               1.18
MCIC              MCI Communications Corporation                                       0.97
MRK               Merck & Co., Inc.                                                    3.70
MER               Merrill Lynch & Co., Inc.                                            0.85
MSFT              Microsoft Corporation                                                5.49
MMM               Minnesota Mining & Manufacturing Company                             0.97
MOB               Mobil Corporation                                                    1.84
MTC               Monsanto Company                                                     0.85
NSM               National Semiconductor Corporation                                   0.07
NB                Nations Bank                                                         2.21
NSC               Norfolk Southern Corporation                                         0.31
NT                Northern Telecom Limited                                             0.88
OXY               Occidental Petroleum Corporation                                     0.24
ORCL              Oracle Corp.                                                         0.61

PEP               PepsiCo, Inc.                                                        1.64
PNU               Pharmacia & Upjohn, Inc.                                             0.58
PRD               Polaroid Corporation                                                 0.04
RAL               Ralston Purina Group                                                 0.28
RTNB              Raytheon Company                                                     0.48
ROK               Rockwell International Corporation                                   0.29
SLB               Schlumberger Limited                                                 1.08
S                 Sears, Roebuck & Co.                                                 0.64
SO                Southern Company                                                     0.47
TAN               Tandy Corporation                                                    0.11
TEK               Tektronix, Inc.                                                      0.05
TXN               Texas Instruments Inc.                                               0.51
DIS               The Walt Disney Company                                              2.02
TOY               Toys -R+ Us, Inc.                                                    0.20
UCM               Unicom Corporation                                                   0.19
UIS               Unisys Corporation                                                   0.15
UTX               United Technologies Corporation                                      0.54
WMT               Wal-Mart Stores, Inc.                                                3.30
WY                Weyerhaeuser Company                                                 0.25
WMB               Williams Companies, Inc.                                             0.35
XRX               Xerox Corporation                                                    1.13

                                  APPENDIX B

                   COMPOSITION OF THE PSE TECHNOLOGY INDEX

                             (As of May 29, 1998)




                                                                                     PERCENT
TICKER                                                                               OF TOTAL
SYMBOL            COMPANY NAME                                                     COMPOSITION
------            ------------                                                     -----------
COMS              3Com Corp                                                            0.67
ACN               Acuson Corp                                                          0.51
ADPT              Adaptec Inc                                                          0.40
ADCT              ADC Telecom Inc                                                      0.75
ADBE              Adobe Systems Inc                                                    1.06
AMD               Advanced Micro Devices                                               0.52
AOL               America Online                                                       2.21
AMGN              Amgen Inc                                                            1.61
AMP               AMP Inc                                                              1.01
ADI               Analog Devices                                                       0.66
AAPL              Apple Computer Inc                                                   0.71
APM               Applied Magnetics                                                    0.15
AMAT              Applied Materials                                                    0.85
ASND              Ascend Communications                                                1.15
ADSK              Autodesk Inc                                                         1.13
AUD               Automatic Data Processing                                            1.69
BAY               Bay Networks Inc                                                     0.73
BGEN              Biogen Inc                                                           1.17
BMET              Biomet Inc                                                           0.77
BMCS              BMC Software Inc                                                     1.22
BORL              Borland International                                                0.22
BSX               Boston Scientific                                                    1.69
CS                Cabletron Systems                                                    0.34
CDN               Cadence Design Systems                                               0.94
CD                Cendant Corp                                                         0.58
CNTO              Centocor Inc                                                         1.03
CEN               Ceridian Corp                                                        1.43
CHIR              Chiron Corp                                                          0.48
CSCO              Cisco Systems                                                        2.01
COHR              Coherent Inc                                                         0.61
CPQ               Compaq Computer                                                      0.73
CA                Computer Associates                                                  1.39
CSC               Computer Sciences                                                    1.38
CQ                Comsat Corp                                                          0.93

CY                Cypress Semiconductor                                                0.23
DGN               Data General                                                         0.40
DELL              Dell Computer                                                        2.19
DEC               Digital Equipment                                                    1.46
DIGI              DSC Communications Corp                                              0.45
EDS               Electronic Data Systems                                              0.97
EMC               EMC Corp                                                             1.10
ESCC              Evans & Sutherland                                                   0.67
EXBT              Exabyte Corp                                                         0.26
GTW               Gateway 2000 Inc                                                     1.20
GNE               Genentech Inc                                                        1.83
GSX               General Signal Corp                                                  1.09
GENZ              Genzyme Corp                                                         0.73
HRS               Harris Corp                                                          1.28
HWP               Hewlett-Packard                                                      1.65
HON               Honeywell Inc                                                        2.23
IMNX              Immunex Corp                                                         1.64
IFMX              Informix Corp                                                        0.18
INTC              Intel Corp                                                           1.90
INGR              Intergraph Corp                                                      0.23
IBM               International Business Machines                                      3.12
KLAC              KLA-Tencor Corp                                                      0.90
KMAG              Komag Inc                                                            0.26
KLIC              Kulicke & Soffa                                                      0.45
LRCX              Lam Research                                                         0.63
LLTC              Linear Technology                                                    1.86
LU                Lucent Technologies                                                  1.88
MDT               Medtronic Inc                                                        1.48
MENT              Mentor Graphics                                                      0.29
MU                Micron Technology                                                    0.63
MSFT              Microsoft Corp                                                       2.25
MIL               Millipore Corp                                                       0.89
MOT               Motorola Inc                                                         1.41
NSM               National Semiconductor                                               0.43
NN                Newbridge Networks                                                   0.75
NOVL              Novell Inc                                                           0.28
NVLS              Novellus Systems                                                     1.00
ORCL              Oracle Corp                                                          0.63
PSFT              PeopleSoft Inc                                                       1.16
PKN               Perkin-Elmer                                                         1.82
AQM               QMS Inc                                                              0.12
QNTM              Quantum Corp                                                         0.58
SFA               Scientific Atlanta                                                   0.59

SEG               Seagate Technology Inc                                               0.62
SRM               Sensormatic Electronics Corp                                         0.34
SMS               Shared Medical Systems                                               1.93
SGI               Silicon Graphics                                                     0.32
STJ               St Jude Medical                                                      0.95
SMSC              Standard Microsystems                                                0.29
STK               Storage Technology Corp                                              2.23
SRA               Stratus Computer                                                     0.96
SUNW              Sun Microsystems                                                     1.06
SYBS              Sybase Inc                                                           0.21
SYMC              Symantec Corp                                                        0.63
SBL               Symbol Technologies Inc                                              0.93
SSAX              System Software                                                      0.19
TEK               Tektronix Inc                                                        1.02
TLAB              Tellabs Inc                                                          1.82
TER               Teradyne Inc                                                         0.82
TXN               Texas Instruments                                                    1.36
THI               Thermo Instrument Systems                                            0.74
UIS               Unisys Corp                                                          0.65
VAR               Varian Associates Inc                                                1.28
XRX               Xerox Corp                                                           2.73
XLNX              Xilinx Inc                                                           1.01
XOMA              Xoma Corp                                                            0.13